United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated Hermes MDT Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 07/31/22

Date of Reporting Period: 07/31/22

Item 1.	Reports to Stockholders

Annual Shareholder Report
July 31, 2022

Share Class | Ticker	A | QAACX	C | QCACX	Institutional | QIACX	R6 | QKACX

Federated Hermes MDT All Cap Core Fund
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2021 through July 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT All Cap Core Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended July 31, 2022, was -4.95% for Class A Shares, -5.67% for Class C Shares, -4.67% for Institutional Shares and -4.66% for Class R6 Shares. The total return for the Russell 3000® Index (R3000),1 the Fund’s broad-based securities market index, was -7.35% for the same period. The total return of the Morningstar Large Blend Funds Average (MLBFA),2 a peer group average for the Fund, was -6.36% during the same period. The Fund’s and MLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R3000.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R3000 during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R3000.
Market Overview
During the reporting period, the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022), and inflation rose steadily to levels not seen in the last 40 years. Each challenge would first turn a positive market negative, then the market, after dropping, would become accustomed to the news and resume climbing until the next challenge arrived. It was a very volatile marketplace which, by the end of the reporting period, favored large capitalization stocks over small capitalization3 stocks. The mega-cap Russell Top 200 Index4 returned -5.80%, the Russell Midcap Index5 returned -9.83% and the small-cap Russell 2000 Index (R2000)6 returned -14.29%; the whole-market Russell 3000 Index (R3000) returned -7.35%. As often happens, during most of the market downdrafts, value was favored over growth: the Russell 3000 Value Index (R3000V)7 returned -1.65% during the reporting period while the Russell 3000 Growth Index (R3000G)8 returned -12.65%.
The reporting period did close on a more favorable note: the R3000 returned 9.38% in July 2022 and made it the most positive month of the period for that index–and for every one of its standard core, value and growth subindexes as well except the Russell Top 200 Value Index9 where December 2021 was slightly better than July 2022 (6.32% and 5.63%, respectively). July 2022 was also the most favorable month for growth versus value, with the R3000G returning 11.95% and the R3000V returning 6.81%, a growth advantage of 5.14%.
Annual Shareholder Report
1

The best performing sectors in the R3000 during the reporting period were Energy (66.72%), Utilities (14.97%) and Consumer Staples (6.37%). Underperforming sectors during the same period included Communication Services (-30.07%), Consumer Discretionary (-14.23%) and Information Technology (-10.07%).
STOCK SELECTION
When looking at the Fund’s outperformance in terms of fundamental and technical characteristics, most of the Fund’s outperformance relative to the R3000 was driven by an overweight allocation to and strong stock selection among stocks with high structural earnings and neutral to high analyst conviction. Mature stocks with strong recent returns and positive analyst conviction detracted the most from performance. The Fund’s sector exposures continued to remain close to R3000 weights; there were no significant overweight or underweight positions at the end of the reporting period. Favorable stock selection in the Health Care, Communication Services and Information Technology sectors contributed the most to the Fund’s outperformance versus the benchmark. The largest offsets were unfavorable stock selection in the Consumer Discretionary, Financials and Industrials sectors.
Individual stocks enhancing the Fund’s performance during the reporting period included Marathon Petroleum Corporation, McKesson Corporation and AbbVie, Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included EPAM Systems, Inc., Expedia Group, Inc. and MSCI Inc. (Class A).
1
Please see the footnotes to the line graph below for definitions of, and further information about, the Russell 3000® Index.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group average.
3
Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
4
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 70% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 26% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
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2

6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 6% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
8
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9
The Russell Top 200® Value Index measures the performance of the largest cap value segment of the U.S. equity universe. It includes those Russell Top 200 ® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Top 200® Value Index is constructed to provide an unbiased and stable barometer of the very large cap value market. The Russell Top 200® Value Index is completely reconstituted annually to ensure that new value-oriented equities are included and that the represented companies continue to reflect value characteristics.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT All Cap Core Fund (the “Fund”) from July 31, 2012 to July 31, 2022, compared to the Russell 3000® Index (R3000)2 and the Morningstar Large Blend Funds Average (MLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2022

◾ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-10.18%	12.16%	13.59%
Class C Shares	-6.45%	12.59%	13.53%
Institutional Shares	-4.67%	13.77%	14.57%
Class R6 Shares[4]	-4.66%	13.78%	14.22%
R3000	-7.35%	12.18%	13.48%
MLBFA	-6.36%	11.16%	12.42%
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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R3000 and MLBFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	24.9%
Health Care	15.0%
Financials	12.2%
Consumer Discretionary	9.7%
Communication Services	8.5%
Industrials	7.9%
Consumer Staples	6.5%
Energy	5.4%
Materials	3.3%
Real Estate	2.7%
Utilities	1.8%
Securities Lending Collateral[2]	0.3%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities—Net[4]	(0.2)%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2022
Shares			Value
		COMMON STOCKS— 97.9%
		Communication Services— 8.5%
69,080	[1]	Alphabet, Inc., Class A	$ 8,035,386
341,396	[1]	Altice USA, Inc.	3,588,072
65,486	[1]	Cars.com, Inc.	770,115
39,077	[1]	Meta Platforms, Inc.	6,217,151
10,869	[1]	Netflix, Inc.	2,444,438
132,030	[1]	Pinterest, Inc.	2,571,944
7,128	[1]	T-Mobile USA, Inc.	1,019,732
28,070	[1]	TripAdvisor, Inc.	533,611
120,496		Walt Disney Co.	12,784,625
		TOTAL	37,965,074
		Consumer Discretionary— 9.7%
1,511		Advance Auto Parts, Inc.	292,560
4,502	[1]	Amazon.com, Inc.	607,545
21,502	[2]	American Eagle Outfitters, Inc.	258,884
564	[1]	AutoZone, Inc.	1,205,488
18,660		Big Lots, Inc.	376,745
24,415	[1]	Bright Horizons Family Solutions, Inc.	2,286,953
136,713	[1]	Chegg, Inc.	2,911,987
8,073		Domino’s Pizza, Inc.	3,165,504
85,234	[1]	Expedia Group, Inc.	9,039,065
312,671		Gap (The), Inc.	3,007,895
5,958		Garmin Ltd.	581,620
53,197	[1]	Goodyear Tire & Rubber Co.	653,259
23,097	[1,2]	Groupon, Inc.	244,828
15,487		Home Depot, Inc.	4,660,658
138,355		Macy’s, Inc.	2,441,966
42,129		Nordstrom, Inc.	990,453
1,439		Target Corp.	235,104
1,713	[1]	Tesla, Inc.	1,527,054
10,296	[1]	Ulta Beauty, Inc.	4,004,217
39,026	[1]	Under Armour, Inc., Class A	361,381
61,479		V.F. Corp.	2,746,882
15,873	[1,2]	Wayfair, Inc.	855,713
19,618	[1]	YETI Holdings, Inc.	996,006
		TOTAL	43,451,767
		Consumer Staples— 6.5%
56,627		Albertsons Cos., Inc.	1,520,435
12,477		Costco Wholesale Corp.	6,753,800
26,337		Hershey Foods Corp.	6,003,783
89,728		Kroger Co.	4,166,968
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
26,177		PepsiCo, Inc.	$ 4,579,928
15,001	[1]	The Boston Beer Co., Inc., Class A	5,706,831
3,666		The Coca-Cola Co.	235,247
		TOTAL	28,966,992
		Energy— 5.4%
6,402		Cheniere Energy, Inc.	957,611
13,526		Chevron Corp.	2,215,288
4,911		ConocoPhillips	478,479
3,531		Diamondback Energy, Inc.	452,039
10,428		EOG Resources, Inc.	1,159,802
25,639		Exxon Mobil Corp.	2,485,188
63,055		Marathon Oil Corp.	1,563,764
99,970		Marathon Petroleum Corp.	9,163,250
58,493		Occidental Petroleum Corp.	3,845,915
25,984		Targa Resources, Inc.	1,795,754
		TOTAL	24,117,090
		Financials— 12.2%
103,312		Bank of New York Mellon Corp.	4,489,939
87,204		Berkley, W. R. Corp.	5,452,866
31,963		Carlyle Group LP/The	1,243,680
8,468		Cboe Global Markets, Inc.	1,044,782
6,758		CME Group, Inc.	1,348,086
15,752		Gallagher (Arthur J.) & Co.	2,819,450
22,626	[1]	Green Dot Corp.	635,791
26,160		Houlihan Lokey, Inc.	2,212,090
35,342		Interactive Brokers Group, Inc., Class A	2,074,222
7,637		JPMorgan Chase & Co.	881,004
310	[1]	Markel Corp.	402,113
16,827		Marketaxess Holdings, Inc.	4,556,415
25,152		NASDAQ, Inc.	4,549,997
43,356		Northern Trust Corp.	4,326,062
26,509	[1]	PROG Holdings, Inc.	488,296
31,698		State Street Corp.	2,251,826
34,803		T. Rowe Price Group, Inc.	4,297,126
38,409		The Travelers Cos., Inc.	6,095,508
142,729		Virtu Financial, Inc.	3,329,868
38,383		Zions Bancorporation, N.A.	2,093,793
		TOTAL	54,592,914
		Health Care— 15.0%
28,357		AbbVie, Inc.	4,069,513
30,236	[1]	Align Technology, Inc.	8,495,409
9,876		Amgen, Inc.	2,444,014
34,701	[1,2]	AnaptysBio, Inc.	726,639
40,925	[1]	Biogen, Inc.	8,801,330
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
53,530		Bristol-Myers Squibb Co.	$ 3,949,443
7,819		CVS Health Corp.	748,122
15,877		Eli Lilly & Co.	5,234,488
55,866	[1]	Enovis Corp.	3,336,318
52,572		Gilead Sciences, Inc.	3,141,177
810	[1]	Illumina, Inc.	175,511
8,388		McKesson Corp.	2,865,173
52,895		Merck & Co., Inc.	4,725,639
9,635	[1]	Moderna, Inc.	1,581,007
37,635	[1]	Myriad Genetics, Inc.	992,811
75,540	[1]	Nevro Corp.	3,274,659
84,000		Pfizer, Inc.	4,242,840
3,995	[1]	United Therapeutics Corp.	923,125
8,928		UnitedHealth Group, Inc.	4,842,012
8,007	[1]	Vertex Pharmaceuticals, Inc.	2,245,243
		TOTAL	66,814,473
		Industrials— 7.9%
10,871		AGCO Corp.	1,184,069
22,011	[1]	Alaska Air Group, Inc.	975,748
18,086		Allegion PLC	1,911,690
18,699	[1]	Astronics Corp.	209,803
28,412	[1]	CIRCOR International, Inc.	494,653
28,069		Emerson Electric Co.	2,528,175
12,843		Expeditors International Washington, Inc.	1,364,569
6,043		Fortune Brands Home & Security, Inc.	421,076
11,207		General Electric Co.	828,310
28,990	[1]	KAR Auction Services, Inc.	495,729
5,425		Lennox International, Inc.	1,299,450
114,028	[1]	Lyft, Inc.	1,580,428
14,625		Manpower, Inc.	1,146,746
30,808		Masco Corp.	1,706,147
14,135		Robert Half International, Inc.	1,118,644
37,735		Ryder System, Inc.	2,955,405
3,475	[1]	Southwest Airlines Co.	132,467
11,956	[1]	SPX Corp.	706,958
18,447		Trane Technologies PLC	2,711,525
17,402	[1]	Trex Co., Inc.	1,122,777
9,980		Union Pacific Corp.	2,268,454
14,272		Waste Management, Inc.	2,348,600
83,080	[1]	XPO Logistics, Inc.	4,963,199
9,392		Xylem, Inc.	864,346
		TOTAL	35,338,968
		Information Technology— 24.9%
4,193		Accenture PLC	1,284,148
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
434	[1]	Adobe, Inc.	$ 177,992
107,414		Apple, Inc.	17,455,849
51,424	[1]	Arista Networks, Inc.	5,997,581
35,739	[1]	Arrow Electronics, Inc.	4,580,668
1,036		Automatic Data Processing, Inc.	249,800
10,106	[1]	Box, Inc.	287,415
16,358		Bread Financial Holdings, Inc.	647,940
1,551		Broadcom, Inc.	830,529
12,917	[1]	Cerence, Inc.	363,872
21,864	[1]	Cirrus Logic, Inc.	1,868,497
9,243	[1]	Commvault Systems, Inc.	518,440
164,148		Dell Technologies, Inc.	7,396,509
11,645	[1]	DocuSign, Inc.	745,047
81,019	[1]	DXC Technology Co.	2,560,200
25,554		Fidelity National Information Services, Inc.	2,610,597
1,816	[1]	Gartner, Inc., Class A	482,112
17,451		Hewlett Packard Enterprise Co.	248,502
5,499		HP, Inc.	183,612
15,825		Intel Corp.	574,606
91,877	[1]	IPG Photonics Corp.	9,792,251
8,352	[1]	MA-COM Technology Solutions Holdings, Inc.	483,915
45,750		Microsoft Corp.	12,843,855
43,390		Oracle Corp.	3,377,478
32,095		Paychex, Inc.	4,117,146
150,672	[1]	PayPal Holdings, Inc.	13,037,648
39,375		Pegasystems, Inc.	1,580,906
144,041	[1]	Pure Storage, Inc.	4,083,562
45,542	[1]	Qorvo, Inc.	4,739,556
17,952		Qualcomm, Inc.	2,604,117
7,271		Universal Display Corp.	839,510
66,109		Western Union Co.	1,125,175
22,778	[1]	Wix.com Ltd.	1,351,419
19,682		Xerox Holdings Corp.	337,153
16,807	[1]	Zoom Video Communications, Inc.	1,745,575
		TOTAL	111,123,182
		Materials— 3.3%
47,046		Alcoa Corp.	2,394,171
55,896	[1]	Berry Global Group, Inc.	3,222,404
4,282		CF Industries Holdings, Inc.	408,888
9,403		Chemours Co./The	334,653
32,594		Mosaic Co./The	1,716,400
38,652		Newmont Corp.	1,750,162
22,647		Nucor Corp.	3,075,463
15,653		Steel Dynamics, Inc.	1,219,056
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Materials— continued
28,058		United States Steel Corp.	$ 663,572
		TOTAL	14,784,769
		Real Estate— 2.7%
5,612		Crown Castle International Corp.	1,013,864
27,575		Extra Space Storage, Inc.	5,226,014
76,810		Macerich Co. (The)	814,954
9,192		SBA Communications, Corp.	3,086,582
8,112		SL Green Realty Corp.	402,761
46,776	[1]	Zillow Group, Inc.	1,637,160
		TOTAL	12,181,335
		Utilities— 1.8%
8,369		CMS Energy Corp.	575,202
2,309		Entergy Corp.	265,835
74,682		Exelon Corp.	3,471,966
10,943		NRG Energy, Inc.	413,098
37,132		OGE Energy Corp.	1,525,383
18,422		Public Service Enterprises Group, Inc.	1,209,773
7,488		WEC Energy Group, Inc.	777,329
		TOTAL	8,238,586
		TOTAL COMMON STOCKS (IDENTIFIED COST $397,238,689)	437,575,150
		INVESTMENT COMPANIES— 2.3%
1,540,198		Federated Hermes Government Obligations Fund, Premier Shares, 1.82%[3]	1,540,198
8,862,667		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.84%[3]	8,858,235
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $10,398,135)	10,398,433
		TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $407,636,824)[4]	447,973,583
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[5]	(894,114)
		TOTAL NET ASSETS—100%	$447,079,469
Annual Shareholder Report
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An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2022, were as follows:
Affiliated	Value as of 7/31/2021	Purchases at Cost*	Proceeds from Sales*
Health Care:
AnaptysBio, Inc.	$928,300	$—	$(129,160)
Affiliated issuers no longer in the portfolio at period end	$142,873	$136,013	$(203,499)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$1,071,173	$136,013	$(332,659)
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Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 7/31/2022	Shares Held as of 7/31/2022	Dividend Income*

$(86,706)	$14,205	$726,639	34,701	$—
$(29,271)	$(46,116)	$—	—	$681
$(115,977)	$(31,911)	$726,639	34,701	$681

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
Annual Shareholder Report
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund Institutional Shares	Total of Affiliated Transactions
Value as of 7/31/2021	$—	$7,662,074	$7,662,074
Purchases at Cost	$40,444,074	$122,236,173	$162,680,247
Proceeds from Sales	$(38,903,876)	$(121,033,849)	$(159,937,725)
Change in Unrealized Appreciation/ Depreciation	N/A	$298	$298
Net Realized Gain/(Loss)	N/A	$(6,461)	$(6,461)
Value as of 7/31/2022	$1,540,198	$8,858,235	$10,398,433
Shares Held as of 7/31/2022	1,540,198	8,862,667	10,402,865
Dividend Income	$6,026	$26,296	$32,322
Gain Distributions Received	$—	$1,383	$1,383

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $412,539,093.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2022, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.75	$31.77	$29.90	$30.01	$24.95
Income From Investment Operations:
Net investment income (loss)[1]	0.08	0.08	0.13	0.16	0.09
Net realized and unrealized gain (loss)	(1.60)	11.90	2.69	1.81	5.08
Total From Investment Operations	(1.52)	11.98	2.82	1.97	5.17
Less Distributions:
Distributions from net investment income	(0.04)	(0.12)	(0.11)	(0.07)	(0.11)
Distributions from net realized gain	(6.87)	(0.88)	(0.84)	(2.01)	—
Total Distributions	(6.91)	(1.00)	(0.95)	(2.08)	(0.11)
Net Asset Value, End of Period	$34.32	$42.75	$31.77	$29.90	$30.01
Total Return[2]	(4.95)%	38.40%	9.66%	7.80%	20.78%
Ratios to Average Net Assets:
Net expenses[3]	1.04%	1.04%	1.04%	1.08%	1.36%
Net investment income	0.22%	0.23%	0.44%	0.57%	0.31%
Expense waiver/reimbursement[4]	0.16%	0.17%	0.20%	0.24%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$105,590	$109,747	$79,301	$69,221	$40,539
Portfolio turnover[6]	133%	63%	160%	87%	82%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.55	$29.57	$27.99	$28.37	$23.66
Income From Investment Operations:
Net investment income (loss)[1]	(0.19)	(0.18)	(0.08)	(0.05)	(0.11)
Net realized and unrealized gain (loss)	(1.43)	11.04	2.50	1.68	4.82
Total From Investment Operations	(1.62)	10.86	2.42	1.63	4.71
Less Distributions:
Distributions from net realized gain	(6.87)	(0.88)	(0.84)	(2.01)	—
Net Asset Value, End of Period	$31.06	$39.55	$29.57	$27.99	$28.37
Total Return[2]	(5.67)%	37.37%	8.86%	6.96%	19.91%
Ratios to Average Net Assets:
Net expenses[3]	1.81%	1.79%	1.79%	1.85%	2.09%
Net investment income (loss)	(0.55)%	(0.52)%	(0.31)%	(0.20)%	(0.41)%
Expense waiver/reimbursement[4]	0.14%	0.16%	0.21%	0.24%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,256	$38,028	$31,030	$32,178	$39,625
Portfolio turnover[6]	133%	63%	160%	87%	82%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.40	$32.22	$30.29	$30.37	$25.24
Income From Investment Operations:
Net investment income (loss)[1]	0.20	0.19	0.22	0.25	0.16
Net realized and unrealized gain (loss)	(1.63)	12.08	2.74	1.81	5.16
Total From Investment Operations	(1.43)	12.27	2.96	2.06	5.32
Less Distributions:
Distributions from net investment income	(0.14)	(0.21)	(0.19)	(0.13)	(0.19)
Distributions from net realized gain	(6.87)	(0.88)	(0.84)	(2.01)	—
Total Distributions	(7.01)	(1.09)	(1.03)	(2.14)	(0.19)
Net Asset Value, End of Period	$34.96	$43.40	$32.22	$30.29	$30.37
Total Return[2]	(4.67)%	38.83%	10.01%	8.08%	21.15%
Ratios to Average Net Assets:
Net expenses[3]	0.74%	0.74%	0.74%	0.78%	1.07%
Net investment income	0.52%	0.52%	0.73%	0.87%	0.57%
Expense waiver/reimbursement[4]	0.20%	0.21%	0.25%	0.29%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$291,517	$283,822	$243,490	$215,799	$95,290
Portfolio turnover[6]	133%	63%	160%	87%	82%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$42.56	$31.62	$29.75	$29.89	$24.85
Income From Investment Operations:
Net investment income (loss)[1]	0.20	0.20	0.21	0.23	0.18
Net realized and unrealized gain (loss)	(1.59)	11.84	2.69	1.79	5.06
Total From Investment Operations	(1.39)	12.04	2.90	2.02	5.24
Less Distributions:
Distributions from net investment income	(0.14)	(0.22)	(0.19)	(0.15)	(0.20)
Distributions from net realized gain	(6.87)	(0.88)	(0.84)	(2.01)	—
Total Distributions	(7.01)	(1.10)	(1.03)	(2.16)	(0.20)
Net Asset Value, End of Period	$34.16	$42.56	$31.62	$29.75	$29.89
Total Return[2]	(4.66)%	38.84%	10.00%	8.08%	21.17%
Ratios to Average Net Assets:
Net expenses[3]	0.73%	0.73%	0.73%	0.81%	1.02%
Net investment income	0.53%	0.54%	0.75%	0.78%	0.65%
Expense waiver/reimbursement[4]	0.13%	0.15%	0.17%	0.18%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,717	$11,513	$8,571	$9,183	$20,425
Portfolio turnover[6]	133%	63%	160%	87%	82%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
July 31, 2022

Assets:
Investment in securities, at value including $1,519,484 of securities loaned, $10,398,433 of investments in affiliated holdings and $726,639 of investments in affiliated companies* (identified cost $407,636,824)	$447,973,583
Income receivable	200,805
Income receivable from affiliated holdings	10,143
Receivable for investments sold	6,442,551
Receivable for shares sold	1,164,856
Total Assets	455,791,938
Liabilities:
Payable for investments purchased	6,436,224
Payable for shares redeemed	481,264
Payable for collateral due to broker for securities lending (Note 2)	1,540,198
Payable for investment adviser fee (Note 5)	20,086
Payable for administrative fee (Note 5)	2,858
Payable for distribution services fee (Note 5)	20,066
Payable for other service fees (Notes 2 and 5)	38,189
Accrued expenses (Note 5)	173,584
Total Liabilities	8,712,469
Net assets for 12,975,372 shares outstanding	$447,079,469
Net Assets Consist of:
Paid-in capital	$372,457,077
Total distributable earnings (loss)	74,622,392
Total Net Assets	$447,079,469
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($105,589,538 ÷ 3,076,970 shares outstanding), no par value, unlimited shares authorized	$34.32
Offering price per share (100/94.50 of $34.32)	$36.32
Redemption proceeds per share	$34.32
Class C Shares:
Net asset value per share ($33,256,307 ÷ 1,070,687 shares outstanding), no par value, unlimited shares authorized	$31.06
Offering price per share	$31.06
Redemption proceeds per share (99.00/100 of $31.06)	$30.75
Institutional Shares:
Net asset value per share ($291,517,003 ÷ 8,338,405 shares outstanding), no par value, unlimited shares authorized	$34.96
Offering price per share	$34.96
Redemption proceeds per share	$34.96
Class R6 Shares:
Net asset value per share ($16,716,621 ÷ 489,310 shares outstanding), no par value, unlimited shares authorized	$34.16
Offering price per share	$34.16
Redemption proceeds per share	$34.16

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended July 31, 2022

Investment Income:
Dividends (including $26,977 received from affiliated companies and holdings*)	$5,881,851
Net income on securities loaned (includes $6,026 earned from affiliated holdings related to cash collateral balances*) (Note 2)	2,248
TOTAL INCOME	5,884,099
Expenses:
Investment adviser fee (Note 5)	3,251,922
Administrative fee (Note 5)	365,413
Custodian fees	32,812
Transfer agent fees (Note 2)	418,335
Directors’/Trustees’ fees (Note 5)	4,019
Auditing fees	26,299
Legal fees	7,423
Portfolio accounting fees	134,219
Distribution services fee (Note 5)	286,157
Other service fees (Notes 2 and 5)	373,797
Share registration costs	78,548
Printing and postage	31,453
Miscellaneous (Note 5)	33,046
TOTAL EXPENSES	5,043,443
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(621,778)
Reimbursement of other operating expenses (Notes 2 and 5)	(222,245)
TOTAL WAIVER AND REIMBURSEMENTS	(844,023)
Net expenses	4,199,420
Net investment income	1,684,679
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(38,372) on sales of investments in affiliated companies and holdings*)	53,221,210
Realized gain distribution from affiliated investment company shares*	1,383
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(115,679) of investments in affiliated companies and holdings*)	(78,884,076)
Net realized and unrealized gain (loss) on investments	(25,661,483)
Change in net assets resulting from operations	$(23,976,804)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets

Year Ended July 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,684,679	$1,500,049
Net realized gain (loss)	53,222,593	65,974,347
Net change in unrealized appreciation/depreciation	(78,884,076)	66,920,393
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(23,976,804)	134,394,789
Distributions to Shareholders:
Class A Shares	(18,050,522)	(2,423,144)
Class C Shares	(6,734,957)	(882,794)
Institutional Shares	(48,461,721)	(8,071,148)
Class R6 Shares	(2,859,720)	(290,075)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(76,106,920)	(11,667,161)
Share Transactions:
Proceeds from sale of shares	160,200,101	138,525,280
Net asset value of shares issued to shareholders in payment of distributions declared	70,184,727	10,673,152
Cost of shares redeemed	(126,331,790)	(191,208,255)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	104,053,038	(42,009,823)
Change in net assets	3,969,314	80,717,805
Net Assets:
Beginning of period	443,110,155	362,392,350
End of period	$447,079,469	$443,110,155
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
July 31, 2022
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
23

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report
24

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
25

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waiver and reimbursements of $844,023 is disclosed in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended July 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$111,910	$(28,164)
Class C Shares	35,791	(1,237)
Institutional Shares	268,111	(192,844)
Class R6 Shares	2,523	—
TOTAL	$418,335	$(222,245)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$278,412
Class C Shares	95,385
TOTAL	$373,797
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2022, the Fund did not have a liability for any uncertain tax positions.
Annual Shareholder Report
26

The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
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As of July 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$1,519,484	$1,540,198
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	612,974	$23,328,431	516,489	$19,262,460
Shares issued to shareholders in payment of distributions declared	454,940	17,088,464	65,002	2,282,814
Shares redeemed	(558,368)	(20,790,823)	(510,501)	(18,302,996)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	509,546	$19,626,072	70,990	$3,242,278
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	Year Ended 7/31/2022		Year Ended 7/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	267,652	$9,556,354	150,210	$5,136,189
Shares issued to shareholders in payment of distributions declared	188,752	6,442,116	25,498	828,435
Shares redeemed	(347,147)	(11,592,509)	(263,607)	(8,987,701)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	109,257	$4,405,961	(87,899)	$(3,023,077)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,935,348	$114,520,154	3,029,771	$110,406,642
Shares issued to shareholders in payment of distributions declared	1,163,096	44,573,724	206,534	7,372,239
Shares redeemed	(2,299,780)	(88,189,501)	(4,253,413)	(160,052,945)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,798,664	$70,904,377	(1,017,108)	$(42,274,064)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	320,616	$12,795,162	101,756	$3,719,989
Shares issued to shareholders in payment of distributions declared	55,550	2,080,423	5,416	189,664
Shares redeemed	(157,356)	(5,758,957)	(107,736)	(3,864,613)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	218,810	$9,116,628	(564)	$45,040
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	2,636,277	$104,053,038	(1,034,581)	$(42,009,823)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$40,467,734	$7,381,835
Long-term capital gains	$35,639,186	$4,285,326

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,048,096
Net unrealized appreciation	$35,434,490
Undistributed long-term capital gains	$38,139,806
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The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2022, the cost of investments for federal tax purposes was $412,539,093. The net unrealized appreciation of investments for federal tax purposes was $35,434,490. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $52,607,220 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,172,730.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2022, the Adviser voluntarily waived $614,619 of its fee and voluntarily reimbursed $222,245 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2022, the Adviser reimbursed $7,159.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$286,157
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2022, FSC retained $34,287 of fees paid by the Fund. For the year ended July 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2022, FSC retained $22,905 in sales charges from the sale of Class A Shares. FSC also retained $1,373 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2022, FSSC received $7,107 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSSC, FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2022, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.04%, 1.83%, 0.74% and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2023; or (b) the date of the Fund’s next effective Prospectus. Prior to
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October 1, 2022, the Fee Limit for the Class C Shares was 1.81%. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2022, were as follows:
Purchases	$634,975,583
Sales	$606,210,083
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities. A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2022, the Fund had no outstanding loans. During the year ended July 31, 2022, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2022, there were no outstanding loans. During the year ended July 31, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2022, the amount of long-term capital gains designated by the Fund was $35,639,186.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2022, 10.73% qualify for the dividend received deduction available to corporate shareholders.
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For the fiscal year ended July 31, 2022, 10.75% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
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34

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT ALL CAP CORE FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
September 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$929.80	$4.98
Class C Shares	$1,000	$926.30	$8.64
Institutional Shares	$1,000	$931.00	$3.54
Class R6 Shares	$1,000	$931.30	$3.50
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.64	$5.21
Class C Shares	$1,000	$1,015.82	$9.05
Institutional Shares	$1,000	$1,021.12	$3.71
Class R6 Shares	$1,000	$1,021.17	$3.66

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.04%
Class C Shares	1.81%
Institutional Shares	0.74%
Class R6 Shares	0.73%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company; President
of some of the Funds in the Federated Hermes Fund Family and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT All Cap Core Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2021, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information
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regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT All Cap Core Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
Annual Shareholder Report
56

delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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57

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
58

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT All Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R106
CUSIP 31421R205
CUSIP 31421R304
CUSIP 31421R718
37309 (9/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2022

Share Class | Ticker	A | QABGX	C | QCBGX	Institutional | QIBGX	R6 | QKBGX

Federated Hermes MDT Balanced Fund
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2021 through July 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
Federated Hermes MDT Balanced Fund’s (the “Fund”) total return, based on net asset value, for the 12-month reporting period ended July 31, 2022, was -7.05% for Class A Shares, -7.76% for Class C Shares, -6.82% for Institutional Shares and -6.81% for Class R6 Shares. Over the same period, the Fund’s custom blended benchmark (“Blended Index”),1 which consists of a 60%/40% blend of the S&P 500 Index(S&P 500)2 and the Bloomberg US Aggregate Bond Index (BAB),3 returned -6.16%. The total return of the Morningstar US Allocation 50% - 70% Equity Category Average (MA50-70),4 a peer group average for the Fund, was -7.35% during the period. The Fund’s and the MA50-70’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund’s investment strategy focused on overall asset allocation, duration position within the fixed income segment of the portfolio and security selection within the domestic equity segment of the portfolio. These were the most significant factors affecting the Fund’s performance relative to the Blended Index during the period.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the Blended Index.
MArket Overview
During the reporting period, the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022), and inflation rose steadily to levels not seen in the last 40 years. Each challenge would first turn a positive market negative, then the market, after dropping, would become accustomed to the news and resume climbing until the next challenge arrived. It was a very volatile marketplace which, by the end of the reporting period, favored large-cap equities over small-caps. This was reflected in the -4.64% return of the S&P 500, which outperformed the returns of indexes for smaller cap equities. For example, the Russell Midcap® Index5 returned -9.83%, and the small-cap Russell 2000® Index6returned -14.29%. As often happens, during most of the market downdrafts, value was favored over growth: the Russell 3000® Value Index7returned -1.65% during the reporting period while the Russell 3000® Growth Index8 returned -12.65%.
Annual Shareholder Report
1

International equities9 in developed markets had a weak result underperforming the domestic equity market during the reporting period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index10 returning -14.32%. Emerging market11 equity results were even more challenged, with the MSCI Emerging Markets Index12 returning -20.09%.
Interest rates increased across the maturity spectrum as the U.S. Federal Reserve embarked on an aggressive rate hiking campaign to confront the spike in inflation resulting in a loss of -9.12% for the BAB Index during the reporting period.13
ASSET ALLOCATION
Both equity and fixed income performance was significantly negative during the reporting period, reducing the normal benefits of diversification; a significant overweight to cash throughout the 12-month period contributed positively to relative results.
Duration
During the reporting period, the fixed income portion of the portfolio outperformed the BAB. A short duration position contributed positively to relative results as rates increased as did security selection within investment grade instruments.
security selection
Domestic equity investments finished ahead of their benchmark, the Russell 3000® Index14 (which returned -7.35%), during the reporting period. Investments in the Health Care, Communication Services and Materials sectors were the most significant positive factors, while investments in the Consumer Discretionary, Industrials and Financials sectors were the most significant negative contributors to relative results.
Annual Shareholder Report
2

The Fund’s Blended Index, which reflects 60% of the S&P 500 and 40% of the BAB, is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it is more reflective of the Fund’s balanced investment style.

Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500 Index, one of the Fund’s broad-based securities market indices. The S&P 500’s return for the 12-month reporting period was -4.64%.
3
Please see the footnotes to the line graphs below for definitions of, and further information about, the BAB, one of the Fund’s broad-based securities market indices. The BAB’s return for the 12-month reporting period was -9.12%.
4
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
5
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
8
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
10
The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America.*
11
Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
12
The MSCI Emerging Markets Index is an unmanaged index consisting of 24 emerging market countries.*
13
Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
14
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Balanced Fund (the “Fund”) from July 31, 2012 to July 31, 2022, compared to the S&P 500 Index (S&P 500),2 the Bloomberg US Aggregate Bond Index (BAB),3 60% S&P 500/40% BAB (Blended Index) and the Morningstar Allocation -50% to 70% Equity Funds Average (MA50-70).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2022

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report
4

Average Annual Total Returns for the Periods Ended 7/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-12.17%	6.84%	8.01%
Class C Shares	-8.60%	7.25%	7.97%
Institutional Shares	-6.82%	8.32%	8.89%
Class R6 Shares[5]	-6.81%	8.34%	8.66%
S&P 500	-4.64%	12.83%	13.80%
BAB	-9.12%	1.28%	1.65%
Blended Index	-6.16%	8.43%	9.03%
MA50-70	-7.35%	6.07%	7.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BAB and MA50-70 have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2
The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance.
3
The BAB, a broad-based securities market index of the Fund, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The BAB is unmanaged and, unlike the Fund, is not affected by cash flows. Effective August 24, 2021, the name of the index changed from Bloomberg Barclays U.S. Aggregate Bond Index to Bloomberg U.S. Aggregate Bond Index. It is not possible to invest directly in an index. The BAB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.
Annual Shareholder Report
5

Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.

Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At July 31, 2022, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	49.7%
U.S. Treasury Securities[2]	10.8%
Corporate Debt Securities	8.7%
Mortgage Core Fund	7.7%
International Equity Securities (including International Exchange-Traded Funds)	7.3%
Project and Trade Finance Core Fund	1.8%
Asset-Backed Securities	1.2%
Emerging Markets Core Fund	1.1%
High Yield Bond Core Fund	1.0%
Collateralized Mortgage Obligations	0.5%
Commercial Mortgage-Backed Securities	0.3%
Mortgage-Backed Securities	0.2%
Government Agency	0.1%
Bank Loan Core Fund	0.1%
Municipal Bond[3]	0.0%
Securities Lending Collateral[4]	3.6%
Cash Equivalents[5]	11.1%
Derivative Contracts[3,6]	0.0%
Other Assets and Liabilities—Net[7]	(5.2)%
TOTAL	100%
Annual Shareholder Report

At July 31, 2022, the Fund’s sector composition8 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	25.0%
Health Care	14.5%
Financials	12.0%
Consumer Discretionary	9.5%
Communication Services	8.0%
Industrials	7.8%
Consumer Staples	6.7%
Real Estate	6.0%
Energy	5.2%
Materials	3.2%
Utilities	2.1%
Total	100%

1
See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets, are listed individually in the table.

2	Includes U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
3	Represents less than 0.1%.
4	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
6
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
8
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
July 31, 2022
Shares or Principal Amount			Value
		COMMON STOCKS— 50.6%
		Communication Services— 4.1%
14,220	[1]	Alphabet, Inc., Class A	$ 1,654,070
83,798	[1]	Altice USA, Inc.	880,717
21,112	[1]	Cars.com, Inc.	248,277
6,754		Lumen Technologies, Inc.	73,551
5,761	[1]	Meta Platforms, Inc.	916,575
3,043	[1]	Netflix, Inc.	684,371
2,608		News Corp., Inc., Class A	44,701
27,680	[1]	Pinterest, Inc.	539,206
815	[1]	T-Mobile USA, Inc.	116,594
4,947	[1]	TripAdvisor, Inc.	94,043
25,424		Walt Disney Co.	2,697,487
		TOTAL	7,949,592
		Consumer Discretionary— 4.8%
1,947	[1]	1-800-FLOWERS.COM, Inc.	19,412
952	[1]	Amazon.com, Inc.	128,472
7,491	[2]	American Eagle Outfitters, Inc.	90,192
171	[1]	AutoZone, Inc.	365,494
750		Big Lots, Inc.	15,142
5,387	[1]	Bright Horizons Family Solutions, Inc.	504,600
27,986	[1]	Chegg, Inc.	596,102
1,874		Domino’s Pizza, Inc.	734,814
17,643	[1]	Expedia Group, Inc.	1,871,040
22,641		Ford Motor Co.	332,596
67,493		Gap (The), Inc.	649,283
923		Garmin Ltd.	90,103
15,297	[1]	Goodyear Tire & Rubber Co.	187,847
3,815	[1,2]	Groupon, Inc.	40,439
2,558		Home Depot, Inc.	769,805
36,199		Macy’s, Inc.	638,912
4,619		Nordstrom, Inc.	108,593
276	[1]	Tesla, Inc.	246,040
2,547	[1]	Ulta Beauty, Inc.	990,554
12,680	[1]	Under Armour, Inc., Class A	117,417
10,590		V.F. Corp.	473,161
3,456	[1]	Wayfair, Inc.	186,313
5,837	[1]	YETI Holdings, Inc.	296,344
		TOTAL	9,452,675
		Consumer Staples— 3.4%
11,638		Albertsons Cos., Inc.	312,480
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
535		Archer-Daniels-Midland Co.	$ 44,282
271		Coca-Cola Bottling Co.	139,023
2,602		Costco Wholesale Corp.	1,408,463
8,621		Hershey Foods Corp.	1,965,243
16,332		Kroger Co.	758,458
4,986		PepsiCo, Inc.	872,350
3,039	[1]	The Boston Beer Co., Inc., Class A	1,156,127
		TOTAL	6,656,426
		Energy— 2.6%
714		Cheniere Energy, Inc.	106,800
1,952		Chevron Corp.	319,698
549		ConocoPhillips	53,489
999		Diamondback Energy, Inc.	127,892
6,504		Exxon Mobil Corp.	630,433
21,158		Marathon Oil Corp.	524,718
20,998		Marathon Petroleum Corp.	1,924,677
12,989		Occidental Petroleum Corp.	854,027
8,933		Targa Resources, Inc.	617,360
		TOTAL	5,159,094
		Financials— 6.0%
17,364		Bank of New York Mellon Corp.	754,640
18,942		Berkley, W. R. Corp.	1,184,443
9,359		Carlyle Group LP/The	364,159
1,206		Cboe Global Markets, Inc.	148,796
420		CME Group, Inc.	83,782
6,106		Gallagher (Arthur J.) & Co.	1,092,913
5,940		Houlihan Lokey, Inc.	502,286
15,952		Huntington Bancshares, Inc.	212,002
9,463		Interactive Brokers Group, Inc., Class A	555,384
313		JPMorgan Chase & Co.	36,108
1,061	[1]	LendingTree, Inc.	48,360
3,972		Marketaxess Holdings, Inc.	1,075,538
4,928		NASDAQ, Inc.	891,475
16,500		New Residential Investment Corp.	180,015
11,430		Northern Trust Corp.	1,140,485
1,477	[1]	PROG Holdings, Inc.	27,206
683		State Street Corp.	48,520
6,744		T. Rowe Price Group, Inc.	832,682
9,980		The Travelers Cos., Inc.	1,583,826
33,023		Virtu Financial, Inc.	770,427
5,580		Zions Bancorporation, N.A.	304,389
		TOTAL	11,837,436
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— 7.4%
5,635		AbbVie, Inc.	$ 808,679
2,247	[1]	Agios Pharmaceuticals, Inc.	48,468
6,554	[1]	Align Technology, Inc.	1,841,477
259	[1]	Amedisys, Inc.	31,041
2,387		Amgen, Inc.	590,711
9,516	[1]	AnaptysBio, Inc.	199,265
9,016	[1]	Biogen, Inc.	1,938,981
10,554		Bristol-Myers Squibb Co.	778,674
501	[1,2]	Cassava Sciences, Inc.	8,181
15,524	[1]	Community Health Systems, Inc.	46,262
3,864		Eli Lilly & Co.	1,273,922
13,008	[1]	Enovis Corp.	776,838
11,541		Gilead Sciences, Inc.	689,575
1,349		McKesson Corp.	460,791
12,907		Merck & Co., Inc.	1,153,111
2,172	[1]	Moderna, Inc.	356,403
7,854	[1]	Myriad Genetics, Inc.	207,189
17,237	[1]	Nevro Corp.	747,224
15,888		Pfizer, Inc.	802,503
91	[1]	Regeneron Pharmaceuticals, Inc.	52,934
256	[1]	United Therapeutics Corp.	59,154
1,940		UnitedHealth Group, Inc.	1,052,140
1,589	[1]	Vertex Pharmaceuticals, Inc.	445,571
93	[1]	Waters Corp.	33,855
		TOTAL	14,402,949
		Industrials— 4.0%
2,875		AGCO Corp.	313,145
1,315	[1]	Alaska Air Group, Inc.	58,294
7,800		Allegion PLC	824,460
7,124	[1]	CIRCOR International, Inc.	124,029
2,261		Emerson Electric Co.	203,648
6,271		Expeditors International Washington, Inc.	666,294
603		General Electric Co.	44,568
2,507	[1]	KAR Auction Services, Inc.	42,870
2,523		Lennox International, Inc.	604,334
26,331	[1]	Lyft, Inc.	364,948
1,342		Manpower, Inc.	105,226
4,039		Masco Corp.	223,680
10,000		Pitney Bowes, Inc.	32,700
3,316		Robert Half International, Inc.	262,428
9,727		Ryder System, Inc.	761,819
7,730	[1]	SPX Corp.	457,075
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Industrials— continued
2,111		Trane Technologies PLC	$ 310,296
4,476	[1]	Trex Co., Inc.	288,791
1,458	[1]	TriNet Group, Inc.	120,285
1,763		Union Pacific Corp.	400,730
3,914		Waste Management, Inc.	644,088
11,921	[1]	XPO Logistics, Inc.	712,160
1,886		Xylem, Inc.	173,568
		TOTAL	7,739,436
		Information Technology— 12.6%
353		Accenture PLC	108,110
71	[1]	Adobe, Inc.	29,119
22,738		Apple, Inc.	3,695,152
12,842	[1]	Arista Networks, Inc.	1,497,763
7,214	[1]	Arrow Electronics, Inc.	924,618
117		Automatic Data Processing, Inc.	28,211
2,290	[1]	Box, Inc.	65,128
2,935		Bread Financial Holdings, Inc.	116,255
167		Broadcom, Inc.	89,425
3,677	[1]	Cerence, Inc.	103,581
4,701	[1]	Cirrus Logic, Inc.	401,747
2,925		Cognex Corp.	149,117
2,931	[1]	Commvault Systems, Inc.	164,400
31,572		Dell Technologies, Inc.	1,422,634
2,355	[1]	DocuSign, Inc.	150,673
1,977	[1]	Dropbox, Inc.	44,957
14,042	[1]	DXC Technology Co.	443,727
4,250		Fidelity National Information Services, Inc.	434,180
705	[1]	Gartner, Inc., Class A	187,163
14,151		Hewlett Packard Enterprise Co.	201,510
19,760	[1]	IPG Photonics Corp.	2,106,021
3,226	[1]	MA-COM Technology Solutions Holdings, Inc.	186,914
9,425		Microsoft Corp.	2,645,975
10,192		Oracle Corp.	793,345
13,526		Paychex, Inc.	1,735,115
31,875	[1]	PayPal Holdings, Inc.	2,758,144
7,369		Pegasystems, Inc.	295,865
30,666	[1]	Pure Storage, Inc.	869,381
8,981	[1]	Qorvo, Inc.	934,653
2,994		Qualcomm, Inc.	434,310
1,837		Universal Display Corp.	212,100
8,203		Vishay Intertechnology, Inc.	169,474
31,056		Western Union Co.	528,573
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Information Technology— continued
5,129	[1]	Wix.com Ltd.	$ 304,304
9,197		Xerox Holdings Corp.	157,545
3,398	[1]	Zoom Video Communications, Inc.	352,916
		TOTAL	24,742,105
		Materials— 1.6%
9,687		Alcoa Corp.	492,971
14,656	[1]	Berry Global Group, Inc.	844,918
1,607		CF Industries Holdings, Inc.	153,452
7,013		Mosaic Co./The	369,305
7,885		Newmont Corp.	357,033
4,542		Nucor Corp.	616,804
2,962		Steel Dynamics, Inc.	230,681
5,688		United States Steel Corp.	134,521
		TOTAL	3,199,685
		Real Estate— 3.0%
6,600		American Homes 4 Rent	250,008
26,900		Braemar Hotels & Resorts, Inc.	139,611
14,500		Brixmor Property Group, Inc.	336,110
4,309	[1]	Cushman & Wakefield PLC	72,391
3,000		EastGroup Properties, Inc.	511,620
7,700		EPR PPTYS	414,337
4,400		Equity Residential Properties Trust	344,916
14,000		Host Hotels & Resorts, Inc.	249,340
14,500		Kimco Realty Corp.	320,595
9,000		Kite Realty Group Trust	179,010
3,900		National Storage Affiliates Trust	213,876
16,200		Pebblebrook Hotel Trust	316,872
900		Public Storage	293,769
8,000		Rexford Industrial Realty, Inc.	523,280
2,900	[1]	Ryman Hospitality Properties	256,766
6,800		UDR, Inc.	329,120
9,500		VICI Properties, Inc.	324,805
4,400		Welltower, Inc.	379,896
12,320	[1]	Zillow Group, Inc.	431,200
		TOTAL	5,887,522
		Utilities— 1.1%
22,689		Exelon Corp.	1,054,812
8,295		NRG Energy, Inc.	313,136
8,911		OGE Energy Corp.	366,064
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS— continued
	Utilities— continued
3,406	WEC Energy Group, Inc.	$ 353,577
	TOTAL	2,087,589
	TOTAL COMMON STOCKS (IDENTIFIED COST $90,097,857)	99,114,509
	U.S. TREASURIES— 10.8%
	U.S. Treasury Bond— 2.0%
$ 610,000	United States Treasury Bond, 1.875%, 11/15/2051	469,509
1,200,000	United States Treasury Bond, 2.000%, 8/15/2051	951,375
1,180,000	United States Treasury Bond, 2.250%, 2/15/2052	994,887
1,425,000	United States Treasury Bond, 2.875%, 5/15/2052	1,380,469
50,000	United States Treasury Bond, 3.250%, 5/15/2042	50,094
	TOTAL	3,846,334
	U.S. Treasury Note— 8.8%
800,000	United States Treasury Note, 1.250%, 12/31/2026	751,250
600,000	United States Treasury Note, 1.875%, 2/28/2027	578,810
2,090,000	United States Treasury Note, 1.875%, 2/15/2032	1,952,191
1,025,000	United States Treasury Note, 2.375%, 3/31/2029	1,003,859
800,000	United States Treasury Note, 2.500%, 3/31/2027	792,938
25,000	United States Treasury Note, 2.625%, 4/15/2025	24,851
570,000	United States Treasury Note, 2.625%, 5/31/2027	568,443
600,000	United States Treasury Note, 2.625%, 7/31/2029	597,563
725,000	United States Treasury Note, 2.750%, 4/30/2027	726,580
1,000,000	United States Treasury Note, 2.750%, 7/31/2027	1,003,203
500,000	United States Treasury Note, 2.750%, 5/31/2029	501,415
850,000	United States Treasury Note, 2.875%, 4/30/2029	859,060
3,950,000	United States Treasury Note, 2.875%, 5/15/2032	4,022,830
700,000	United States Treasury Note, 3.000%, 6/30/2024	701,205
2,075,000	United States Treasury Note, 3.000%, 7/31/2024	2,079,702
1,100,000	United States Treasury Note, 3.250%, 6/30/2029	1,138,448
	TOTAL	17,302,348
	TOTAL U.S. TREASURIES (IDENTIFIED COST $21,373,640)	21,148,682
	CORPORATE BONDS— 8.7%
	Basic Industry - Chemicals— 0.0%
10,000	DuPont de Nemours, Inc., Sr. Unsecd. Note, 5.319%, 11/15/2038	10,249
	Basic Industry - Metals & Mining— 0.1%
15,000	Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	14,434
100,000	Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	100,512
20,000	Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	22,919
	TOTAL	137,865
	Capital Goods - Aerospace & Defense— 0.6%
200,000	BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.000%, 9/15/2050	151,934
275,000	Boeing Co., Sr. Unsecd. Note, 4.875%, 5/1/2025	279,348
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Capital Goods - Aerospace & Defense— continued
$ 110,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series WI, 3.844%, 5/1/2025	$ 108,905
300,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 2.300%, 2/15/2031	248,269
170,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	168,294
15,000		Spirit AeroSystems, Inc., Sr. Unsecd. Note, 4.600%, 6/15/2028	12,559
40,000	[3]	Textron Financial Corp., Jr. Sub. Note, 144A, 3.146% (3-month USLIBOR +1.735%), 2/15/2042	30,700
50,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	49,946
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	50,459
		TOTAL	1,100,414
		Capital Goods - Building Materials— 0.1%
200,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	195,925
		Capital Goods - Diversified Manufacturing— 0.1%
60,000		Lennox International, Inc., Sr. Unsecd. Note, 1.700%, 8/1/2027	53,359
175,000		Roper Technologies, Inc., Sr. Unsecd. Note, 2.000%, 6/30/2030	146,710
		TOTAL	200,069
		Communications - Cable & Satellite— 0.2%
300,000		Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 2.250%, 1/15/2029	256,108
145,000		Comcast Corp., Sr. Unsecd. Note, 2.800%, 1/15/2051	107,991
15,000		Comcast Corp., Sr. Unsecd. Note, 3.900%, 3/1/2038	14,150
10,000		Comcast Corp., Sr. Unsecd. Note, 4.400%, 8/15/2035	10,230
		TOTAL	388,479
		Communications - Media & Entertainment— 0.1%
30,000		Grupo Televisa S.A., Sr. Unsecd. Note, 6.125%, 1/31/2046	33,001
178,000		Paramount Global, Sr. Unsecd. Note, 4.750%, 5/15/2025	180,991
		TOTAL	213,992
		Communications - Telecom Wireless— 0.1%
150,000		Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 6/15/2026	148,101
		Communications - Telecom Wirelines— 0.3%
12,000		AT&T, Inc., Sr. Unsecd. Note, 3.500%, 9/15/2053	9,501
300,000		AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	244,946
11,000		AT&T, Inc., Sr. Unsecd. Note, 3.650%, 9/15/2059	8,585
5,000		AT&T, Inc., Sr. Unsecd. Note, 4.500%, 5/15/2035	4,969
150,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	142,186
90,000		Verizon Communications, Inc., Sr. Unsecd. Note, 3.150%, 3/22/2030	85,041
		TOTAL	495,228
		Consumer Cyclical - Automotive— 0.1%
10,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 1/18/2031	13,032
175,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.100%, 1/12/2032	146,626
10,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	9,985
		TOTAL	169,643
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Consumer Cyclical - Lodging— 0.0%
$ 20,000	American Campus Communities Operating Partnership LP, Sr. Unsecd. Note, 4.125%, 7/1/2024	$ 20,159
30,000	Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	29,668
	TOTAL	49,827
	Consumer Cyclical - Retailers— 0.2%
170,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	164,533
250,000	AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	247,194
	TOTAL	411,727
	Consumer Cyclical - Services— 0.2%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 2.800%, 6/6/2023	198,524
125,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.800%, 12/5/2024	127,331
15,000	Expedia Group, Inc., Sr. Unsecd. Note, Series WI, 3.250%, 2/15/2030	12,967
10,000	University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	10,726
70,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	70,052
15,000	Visa, Inc., Sr. Unsecd. Note, 4.150%, 12/14/2035	15,728
	TOTAL	435,328
	Consumer Non-Cyclical - Food/Beverage— 0.5%
30,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	30,887
300,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	291,644
140,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	136,734
80,000	General Mills, Inc., Sr. Unsecd. Note, 3.000%, 2/1/2051	61,624
270,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	268,185
200,000	Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	198,703
50,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	50,818
	TOTAL	1,038,595
	Consumer Non-Cyclical - Health Care— 0.1%
135,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	122,166
15,000	CVS Health Corp., Sr. Unsecd. Note, 4.100%, 3/25/2025	15,225
180,000	Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	153,980
	TOTAL	291,371
	Consumer Non-Cyclical - Pharmaceuticals— 0.3%
500,000	AbbVie, Inc., Sr. Unsecd. Note, 4.250%, 11/21/2049	470,505
15,000	Amgen, Inc., Sr. Unsecd. Note, 4.400%, 5/1/2045	14,554
10,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.125%, 6/15/2039	9,950
15,000	Johnson & Johnson, Sr. Unsecd. Note, 3.550%, 3/1/2036	14,932
	TOTAL	509,941
	Energy - Independent— 0.2%
250,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.900%, 2/1/2025	249,090
125,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	116,053
20,000	EQT Corp., Sr. Unsecd. Note, 3.900%, 10/1/2027	19,495
	TOTAL	384,638
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Energy - Integrated— 0.5%
$ 135,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	$ 133,480
300,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.937%, 9/21/2028	303,974
5,000	ConocoPhillips Co., Sr. Unsecd. Note, 144A, 4.025%, 3/15/2062	4,465
270,000	Exxon Mobil Corp., Sr. Unsecd. Note, 2.992%, 3/19/2025	269,178
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	237,820
	TOTAL	948,917
	Energy - Midstream— 0.3%
125,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 3.600%, 9/1/2032	109,982
20,000	Energy Transfer Operating, Sr. Unsecd. Note, 5.500%, 6/1/2027	20,664
115,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	114,108
75,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	75,625
10,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	9,932
170,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	171,184
20,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, Series MTN, 6.950%, 1/15/2038	22,249
40,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	39,700
5,000	MPLX LP, Sr. Unsecd. Note, 4.500%, 4/15/2038	4,557
70,000	Targa Resources, Inc., Sr. Unsecd. Note, 4.200%, 2/1/2033	65,818
20,000	Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	19,955
10,000	Western Gas Partners LP, Sr. Unsecd. Note, 4.750%, 8/15/2028	9,787
	TOTAL	663,561
	Energy - Refining— 0.0%
15,000	HF Sinclair Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/1/2026	15,395
15,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 4.500%, 4/1/2048	13,136
10,000	Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	11,149
15,000	Valero Energy Corp., Sr. Unsecd. Note, 4.350%, 6/1/2028	15,090
	TOTAL	54,770
	Financial Institution - Banking— 1.5%
74,000	American Express Co., Sr. Unsecd. Note, 2.650%, 12/2/2022	73,961
300,000	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.500%, 4/19/2026	299,073
200,000	Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	200,294
15,000	Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	15,160
15,000	Bank of America Corp., Sub., Series MTN, 4.450%, 3/3/2026	15,227
20,000	Bank of New York Mellon, N.A., Sr. Unsecd. Note, 3.400%, 5/15/2024	19,999
165,000	Citigroup, Inc., Sr. Unsecd. Note, 3.057%, 1/25/2033	146,772
250,000	Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	249,414
170,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	167,444
300,000	Citigroup, Inc., Sr. Unsecd. Note, 3.785%, 3/17/2033	283,151
15,000	Citigroup, Inc., Sub. Note, 4.450%, 9/29/2027	15,044
30,000	Comerica, Inc., 3.800%, 7/22/2026	29,871
75,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	74,989
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 40,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.200%, 2/23/2023	$ 40,011
275,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.625%, 1/22/2023	275,789
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	174,494
400,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	400,821
20,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.559%, 4/23/2024	19,970
15,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.882%, 7/24/2038	13,991
25,000	[4]	JPMorgan Chase & Co., Jr. Sub. Note, Series FF, 5.000%, 2/1/2171	23,240
10,000	[4]	JPMorgan Chase & Co., Jr. Sub. Deb., Series X, 6.100%, 4/1/2171	10,012
100,000		Morgan Stanley, Sr. Unsecd. Note, 2.943%, 1/21/2033	89,387
15,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	15,010
15,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.000%, 7/23/2025	15,138
15,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	15,062
10,000		State Street Corp., Sub. Deb., 3.031%, 11/1/2034	8,976
45,000		Sumitomo Mitsui Financial Group, Inc., Sr. Unsecd. Note, 3.102%, 1/17/2023	44,981
250,000		US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	207,728
10,000		Wells Fargo & Co., Series MTN, 4.100%, 6/3/2026	10,037
10,000		Westpac Banking Corp., Sub., Series GMTN, 4.322%, 11/23/2031	9,726
		TOTAL	2,964,772
		Financial Institution - Broker/Asset Mgr/Exchange— 0.1%
80,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	79,809
70,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	70,087
		TOTAL	149,896
		Financial Institution - Finance Companies— 0.1%
150,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.875%, 1/16/2024	150,199
		Financial Institution - Insurance - Health— 0.2%
300,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 4.750%, 5/15/2052	318,522
		Financial Institution - Insurance - Life— 0.4%
400,000		AIA Group Ltd., Sub., 144A, 3.200%, 9/16/2040	321,389
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	13,843
250,000		MetLife, Inc., Sr. Unsecd. Note, 3.600%, 4/10/2024	252,205
15,000		MetLife, Inc., Jr. Sub. Note, 6.400%, 12/15/2036	15,648
15,000		Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	17,852
10,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 5/15/2023	9,980
10,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2022	10,001
50,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	55,550
		TOTAL	696,468
		Financial Institution - Insurance - P&C— 0.0%
10,000		Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 4.200%, 8/15/2048	9,865
55,000		Nationwide Mutual Insurance Co., Sub., 144A, 4.350%, 4/30/2050	47,850
		TOTAL	57,715
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Financial Institution - REIT - Apartment— 0.1%
$ 10,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	$ 10,001
200,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	160,762
70,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	66,842
	TOTAL	237,605
	Financial Institution - REIT - Healthcare— 0.1%
185,000	Welltower, Inc., Sr. Unsecd. Note, 2.700%, 2/15/2027	174,835
	Financial Institution - REIT - Office— 0.0%
70,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	69,181
	Financial Institution - REIT - Other— 0.0%
75,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	75,625
	Financial Institution - REITs— 0.0%
60,000	Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	54,728
	Food & Beverage— 0.0%
15,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 5.200%, 7/15/2045	14,963
	Technology— 0.5%
30,000	Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	29,876
10,000	Apple, Inc., Sr. Unsecd. Note, 3.850%, 5/4/2043	9,721
70,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.750%, 2/15/2051	54,643
220,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 4.150%, 4/15/2032	207,155
20,000	Corning, Inc., Unsecd. Note, 4.750%, 3/15/2042	19,368
240,000	Dell International LLC / EMC Corp., Sr. Unsecd. Note, 6.020%, 6/15/2026	255,155
110,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	104,362
265,000	Intel Corp., Sr. Unsecd. Note, 3.400%, 3/25/2025	266,101
7,000	Microsoft Corp., Sr. Unsecd. Note, 2.921%, 3/17/2052	5,863
8,000	Microsoft Corp., Sr. Unsecd. Note, 3.450%, 8/8/2036	7,992
10,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	10,011
	TOTAL	970,247
	Technology Services— 0.0%
5,000	Global Payments, Inc., Sr. Unsecd. Note, 3.200%, 8/15/2029	4,453
	Transportation - Airlines— 0.1%
30,000	Delta Air Lines, Inc., Sr. Unsecd. Note, 2.900%, 10/28/2024	28,573
110,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	113,428
	TOTAL	142,001
	Transportation - Railroads— 0.1%
30,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	29,878
225,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 6/1/2026	220,986
	TOTAL	250,864
	Transportation - Services— 0.2%
15,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	15,671
20,000	FedEx Corp., Sr. Unsecd. Note, 3.900%, 2/1/2035	18,918
200,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.750%, 6/9/2023	199,872
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Transportation - Services— continued
$ 125,000	United Parcel Service, Inc., Sr. Unsecd. Note, 3.900%, 4/1/2025	$ 127,155
	TOTAL	361,616
	Utility - Electric— 1.0%
200,000	Alabama Power Co., Sr. Unsecd. Note, 3.000%, 3/15/2052	157,184
90,000	Ameren Corp., Sr. Unsecd. Note, 1.950%, 3/15/2027	82,388
300,000	Electricite de France SA, Sr. Unsecd. Note, 144A, 4.500%, 9/21/2028	301,346
70,000	Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	69,291
140,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	129,174
170,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	166,735
200,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	198,348
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	103,345
25,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, Series MTNC, 8.000%, 3/1/2032	32,085
250,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	242,195
175,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	172,230
300,000	WEC Energy Group, Inc., Sr. Unsecd. Note, 1.800%, 10/15/2030	252,541
	TOTAL	1,906,862
	Utility - Natural Gas— 0.3%
65,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	65,068
445,000	National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	455,607
5,000	TransCanada PipeLines Ltd., Sr. Unsecd. Note, 6.200%, 10/15/2037	5,698
	TOTAL	526,373
	TOTAL CORPORATE BONDS (IDENTIFIED COST $17,748,674)	16,975,565
	ASSET-BACKED SECURITIES— 1.2%
	Auto Receivables— 0.2%
400,000	Toyota Auto Receivables Owner Trust 2020-B, Class A4, 1.660%, 9/15/2025	390,478
90,000	World Omni Auto Receivables Trust 2021-A, Class C, 0.890%, 8/16/2027	84,180
	TOTAL	474,658
	Credit Card— 0.2%
400,000	Master Credit Card Trust 2022-2A, Class C, 2.730%, 7/21/2028	369,404
	Equipment Lease— 0.5%
500,000	HPEFS Equipment Trust 2020-2A, Class C, 2.000%, 7/22/2030	496,011
500,000	HPEFS Equipment Trust 2022-1A, Class C, 1.960%, 5/21/2029	474,884
	TOTAL	970,895
	Other— 0.2%
450,000	PFS Financing Corp. 2020-G, Class A, 0.970%, 2/15/2026	428,100
	Student Loans— 0.1%
251,824	Navient Student Loan Trust 2021-A, Class A, 0.840%, 5/15/2069	229,794
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,591,383)	2,472,851
Annual Shareholder Report

Shares or Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS— 0.5%
		Commercial Mortgage— 0.3%
$ 190,000		Bank, Class A4, 3.488%, 11/15/2050	$ 186,533
200,000		Commercial Mortgage Trust 2013-CR8, Class B, 3.918%, 6/10/2046	196,112
200,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	193,153
		TOTAL	575,798
		Federal Home Loan Mortgage Corporation— 0.0%
2		Federal Home Loan Mortgage Corp. REMIC, Series 1384, Class D, 7.000%, 9/15/2022	3
2,039		Federal Home Loan Mortgage Corp. REMIC, Series 2497, Class JH, 6.000%, 9/15/2032	2,175
		TOTAL	2,178
		Federal Home Loan Mortgage Corporation REMIC— 0.2%
35,185		Federal Home Loan Mortgage Corp. REMIC, Series K055, Class A1, 2.263%, 4/25/2025	34,571
350,000		Federal Home Loan Mortgage Corp. REMIC, Series K737, Class A2, 2.525%, 10/25/2026	343,581
		TOTAL	378,152
		Federal National Mortgage Association— 0.0%
373		Federal National Mortgage Association REMIC, Series 1993-113, Class SB, 9.748% (10-year Constant Maturity Treasury +48.285%), 7/25/2023	377
357		Federal National Mortgage Association REMIC, Series 2003-35, Class UC, 3.750%, 5/25/2033	360
		TOTAL	737
		Non-Agency Mortgage— 0.0%
65	[5]	Bear Stearns Mortgage Securities, Inc. 1997-6, Class 1A, 6.339%, 3/25/2031	64
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,005,827)	956,929
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 0.3%
		Commercial Mortgage— 0.3%
389,780		Federal Home Loan Mortgage Corp. REMIC, Series K106, Class A1, 1.783%, 10/25/2029	363,622
200,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.594%, 11/25/2045	199,498
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $592,549)	563,120
		MORTGAGE-BACKED SECURITIES— 0.2%
		Federal Home Loan Mortgage Corporation— 0.0%
23,148		Federal Home Loan Mortgage Corp., Pool G07801, 4.000%, 10/1/2044	23,808
		Federal National Mortgage Association— 0.2%
6,105		Federal National Mortgage Association, Pool 357761, 5.500%, 5/1/2035	6,603
683		Federal National Mortgage Association, Pool 728709, 5.500%, 7/1/2033	732
23,351		Federal National Mortgage Association, Pool 932864, 4.000%, 12/1/2040	24,011
39,963		Federal National Mortgage Association, Pool AB7859, 3.500%, 2/1/2043	40,426
31,032		Federal National Mortgage Association, Pool AD6938, 4.500%, 6/1/2040	32,548
13,920		Federal National Mortgage Association, Pool AQ0945, 3.000%, 11/1/2042	13,717
Annual Shareholder Report

Shares or Principal Amount			Value
		MORTGAGE-BACKED SECURITIES— continued
		Federal National Mortgage Association— continued
$ 16,842		Federal National Mortgage Association, Pool AT2127, 3.000%, 4/1/2043	$ 16,580
12,654		Federal National Mortgage Association, Pool AT7861, 3.000%, 6/1/2028	12,681
16,483		Federal National Mortgage Association, Pool BM4388, 4.000%, 8/1/2048	16,825
9,065		Federal National Mortgage Association, Pool BM5024, 3.000%, 11/1/2048	8,836
11,788		Federal National Mortgage Association, Pool BM5246, 3.500%, 11/1/2048	11,792
14,554		Federal National Mortgage Association, Pool CA0833, 3.500%, 12/1/2047	14,564
11,004		Federal National Mortgage Association, Pool CA4427, 3.000%, 10/1/2049	10,621
8,620		Federal National Mortgage Association, Pool FM0008, 3.500%, 8/1/2049	8,629
23,514		Federal National Mortgage Association, Pool FM1000, 3.000%, 4/1/2047	23,001
10,526		Federal National Mortgage Association, Pool FM1221, 3.500%, 7/1/2049	10,547
17,816		Federal National Mortgage Association, Pool MA0500, 5.000%, 8/1/2040	18,931
20,326		Federal National Mortgage Association, Pool MA0666, 4.500%, 3/1/2041	21,340
24,466		Federal National Mortgage Association, Pool MA1430, 3.000%, 5/1/2043	24,085
25,765		Federal National Mortgage Association, Pool MA2803, 2.500%, 11/1/2031	25,507
		TOTAL	341,976
		Government National Mortgage Association— 0.0%
14,088		Government National Mortgage Association, Pool MA0625, 3.500%, 12/20/2042	14,241
9,070		Government National Mortgage Association, Pool MA1376, 4.000%, 10/20/2043	9,304
		TOTAL	23,545
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $392,865)	389,329
		GOVERNMENT AGENCY— 0.1%
		Federal National Mortgage Association— 0.1%
250,000		0.625%, 4/22/2025 (IDENTIFIED COST $249,717)	234,744
		MUNICIPAL BOND— 0.0%
30,000		Texas State Transportation Commission - State Highway Fund, 5.178%, 4/1/2030 (IDENTIFIED COST $33,169)	32,669
		EXCHANGE-TRADED FUNDS— 6.4%
19,100		iShares Core MSCI Emerging Markets ETF	937,046
175,500	[2]	iShares MSCI EAFE ETF	11,533,860
		Total Exchange-Traded Funds (IDENTIFIED COST $13,494,016)	12,470,906
		INVESTMENT COMPANIES— 26.4%
19,532		Bank Loan Core Fund	174,026
258,697		Emerging Markets Core Fund	2,048,880
7,041,989		Federated Hermes Government Obligations Fund, Premier Shares, 1.82%[6]	7,041,989
21,799,096		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.84%[6]	21,788,196
355,184		High Yield Bond Core Fund	1,960,618
1,664,894		Mortgage Core Fund	15,133,883
Annual Shareholder Report

Shares or Principal Amount		Value
	INVESTMENT COMPANIES— continued
416,518	Project and Trade Finance Core Fund	$ 3,586,221
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $53,660,236)	51,733,813
	TOTAL INVESTMENT IN SECURITIES—105.2% (IDENTIFIED COST $201,239,933)[7]	206,093,117
	OTHER ASSETS AND LIABILITIES - NET—(5.2)%[8]	(10,258,295)
	TOTAL NET ASSETS—100%	$195,834,822
At July 31, 2022, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
[1]United States Treasury Long Bond Long Futures	2	$288,000	September 2022	$8,558
[1]United States Treasury Notes 2-Year Long Futures	41	$8,628,898	September 2022	$42,358
[1]United States Treasury Notes 5-Year Long Futures	8	$909,813	September 2022	$14,790
Short Futures:
[1]United States Treasury Notes 10-Year Short Futures	7	$847,984	September 2022	$(10,407)
[1]United States Treasury Ultra Bond Short Futures	15	$1,968,750	September 2022	$(44,953)
[1]United States Treasury Ultra Bond Short Futures	4	$633,250	September 2022	$(16,064)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(5,718)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2022, were as follows:
Affiliates	Value as of 7/31/2021	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$4,255,287	$473,115	$(4,435,600)
Emerging Markets Core Fund	$2,857,224	$1,548,623	$(1,759,580)
Federated Hermes Government Obligations Fund, Premier Shares*	$168,995	$179,513,258	$(172,640,264)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	$16,947,898	$60,818,502	$(55,990,093)
High Yield Bond Core Fund	$5,962,186	$1,933,915	$(5,332,800)
Mortgage Core Fund	$6,610,200	$15,045,254	$(5,229,000)
Project and Trade Finance Core Fund	$3,205,801	$483,567	$—
TOTAL OF AFFILIATED TRANSACTIONS	$40,007,591	$259,816,234	$(245,387,337)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 7/31/2022	Shares Held as of 7/31/2022	Dividend Income	Gain Distributions Received
$(103,614)	$(15,162)	$174,026	19,532	$87,116	$—
$(267,853)	$(329,534)	$2,048,880	258,697	$162,422	$—
$—	$—	$7,041,989	7,041,989	$15,791	$—
$(639)	$12,528	$21,788,196	21,799,096	$58,662	$2,479
$(301,148)	$(301,535)	$1,960,618	355,184	$262,615	$—
$(971,529)	$(321,042)	$15,133,883	1,664,894	$352,703	$—
$(103,147)	$—	$3,586,221	416,518	$131,967	$—
$(1,747,930)	$(954,745)	$51,733,813	31,555,910	$1,071,276	$2,479

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Floating/variable note with current rate and current maturity or next reset date shown.
4	Perpetual Bond Security. The maturity date reflects the next call date.
5	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns’ outstanding registered debt securities.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $202,542,892.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$97,404,845	$—	$—	$97,404,845
International	1,709,664	—	—	1,709,664
Debt Securities:
U.S. Treasuries	—	21,148,682	—	21,148,682
Corporate Bonds	—	16,975,565	—	16,975,565
Asset-Backed Securities	—	2,472,851	—	2,472,851
Collateralized Mortgage Obligations	—	956,929	—	956,929
Commercial Mortgage-Backed Securities	—	563,120	—	563,120
Mortgage-Backed Securities	—	389,329	—	389,329
Government Agency	—	234,744	—	234,744
Municipal Bond	—	32,669	—	32,669
Exchange-Traded Funds	12,470,906	—	—	12,470,906
Investment Companies[1]	48,147,592	—	—	51,733,813
TOTAL SECURITIES	$159,733,007	$42,773,889	$—	$206,093,117
Other Financial Instruments:[2]
Assets	$65,706	$—	$—	$65,706
Liabilities	(71,424)	—	—	(71,424)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(5,718)	$—	$—	$(5,718)

1
As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $3,586,221 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above, but is included in the Total column.
The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.

2	Other financial instruments are futures contracts.

The following acronym(s) are used throughout this portfolio:
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.18	$19.59	$18.71	$19.59	$17.74
Income From Investment Operations:
Net investment income (loss)[1]	0.16	0.16	0.19	0.25	0.21
Net realized and unrealized gain (loss)	(1.60)	4.30	1.46	0.57	1.89
Total From Investment Operations	(1.44)	4.46	1.65	0.82	2.10
Less Distributions:
Distributions from net investment income	(0.13)	(0.07)	(0.24)	(0.19)	(0.25)
Distributions from net realized gain	(2.04)	(0.80)	(0.53)	(1.51)	—
Total Distributions	(2.17)	(0.87)	(0.77)	(1.70)	(0.25)
Net Asset Value, End of Period	$19.57	$23.18	$19.59	$18.71	$19.59
Total Return[2]	(7.05)%	23.31%	9.08%	5.28%	11.91%
Ratios to Average Net Assets:
Net expenses[3]	1.30%	1.31%	1.31%	1.31%	1.32%
Net investment income	0.73%	0.77%	1.04%	1.35%	1.11%
Expense waiver/reimbursement[4]	0.01%	0.04%	0.07%	0.08%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$114,889	$124,559	$95,559	$84,243	$61,553
Portfolio turnover[5]	110%	61%	152%	92%	89%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.78	$19.35	$18.50	$19.31	$17.49
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.00[2]	0.05	0.11	0.06
Net realized and unrealized gain (loss)	(1.57)	4.23	1.43	0.59	1.87
Total From Investment Operations	(1.58)	4.23	1.48	0.70	1.93
Less Distributions:
Distributions from net investment income	—	—	(0.10)	(0.00)[2]	(0.11)
Distributions from net realized gain	(2.04)	(0.80)	(0.53)	(1.51)	—
Total Distributions	(2.04)	(0.80)	(0.63)	(1.51)	(0.11)
Net Asset Value, End of Period	$19.16	$22.78	$19.35	$18.50	$19.31
Total Return[3]	(7.76)%	22.37%	8.25%	4.54%	11.09%
Ratios to Average Net Assets:
Net expenses[4]	2.06%	2.06%	2.06%	2.06%	2.07%
Net investment income (loss)	(0.05)%	0.01%	0.29%	0.60%	0.35%
Expense waiver/reimbursement[5]	0.01%	0.05%	0.09%	0.10%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,503	$16,941	$15,043	$15,492	$27,577
Portfolio turnover[6]	110%	61%	152%	92%	89%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.28	$19.67	$18.78	$19.64	$17.79
Income From Investment Operations:
Net investment income (loss)[1]	0.21	0.22	0.24	0.30	0.26
Net realized and unrealized gain (loss)	(1.60)	4.30	1.46	0.58	1.89
Total From Investment Operations	(1.39)	4.52	1.70	0.88	2.15
Less Distributions:
Distributions from net investment income	(0.18)	(0.11)	(0.28)	(0.23)	(0.30)
Distributions from net realized gain	(2.04)	(0.80)	(0.53)	(1.51)	—
Total Distributions	(2.22)	(0.91)	(0.81)	(1.74)	(0.30)
Net Asset Value, End of Period	$19.67	$23.28	$19.67	$18.78	$19.64
Total Return[2]	(6.82)%	23.59%	9.33%	5.61%	12.15%
Ratios to Average Net Assets:
Net expenses[3]	1.06%	1.06%	1.06%	1.06%	1.07%
Net investment income	0.97%	1.02%	1.29%	1.62%	1.35%
Expense waiver/reimbursement[4]	0.01%	0.04%	0.07%	0.08%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$65,157	$73,997	$54,440	$53,035	$54,358
Portfolio turnover[5]	110%	61%	152%	92%	89%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.24	$19.61	$18.74	$19.62	$17.76
Income From Investment Operations:
Net investment income (loss)[1]	0.22	0.22	0.24	0.27	0.26
Net realized and unrealized gain (loss)	(1.61)	4.31	1.44	0.60	1.90
Total From Investment Operations	(1.39)	4.53	1.68	0.87	2.16
Less Distributions:
Distributions from net investment income	(0.18)	(0.10)	(0.28)	(0.24)	(0.30)
Distributions from net realized gain	(2.04)	(0.80)	(0.53)	(1.51)	—
Total Distributions	(2.22)	(0.90)	(0.81)	(1.75)	(0.30)
Net Asset Value, End of Period	$19.63	$23.24	$19.61	$18.74	$19.62
Total Return[2]	(6.81)%	23.70%	9.26%	5.56%	12.24%
Ratios to Average Net Assets:
Net expenses[3]	1.01%	1.05%	1.05%	1.05%	1.06%
Net investment income	1.05%	1.03%	1.29%	1.40%	1.36%
Expense waiver/reimbursement[4]	0.01%	0.01%	0.03%	0.06%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,286	$1,836	$1,516	$3,165	$12,178
Portfolio turnover[5]	110%	61%	152%	92%	89%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
July 31, 2022

Assets:
Investment in securities, at value including $6,906,558 of securities loaned and $51,733,813 of investments in affiliated holdings* (identified cost $201,239,933)	$206,093,117
Income receivable	435,550
Income receivable from affiliated holdings	21,235
Receivable for investments sold	2,290,127
Receivable for shares sold	79,895
Total Assets	208,919,924
Liabilities:
Payable for investments purchased	5,507,614
Payable for shares redeemed	296,637
Payable for variation margin on futures contracts	17,129
Payable for collateral due to broker for securities lending (Note 2)	7,041,989
Payable for investment adviser fee (Note 5)	11,866
Payable for administrative fee (Note 5)	1,257
Payable for distribution services fee (Note 5)	8,334
Payable for other service fees (Notes 2 and 5)	50,953
Accrued expenses (Note 5)	149,323
Total Liabilities	13,085,102
Net assets for 10,005,142 shares outstanding	$195,834,822
Net Assets Consist of:
Paid-in capital	$182,070,740
Total distributable earnings (loss)	13,764,082
Total Net Assets	$195,834,822
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($114,888,926 ÷ 5,871,237 shares outstanding), no par value, unlimited shares authorized	$19.57
Offering price per share (100/94.50 of $19.57)	$20.71
Redemption proceeds per share	$19.57
Class C Shares:
Net asset value per share ($13,502,837 ÷ 704,754 shares outstanding), no par value, unlimited shares authorized	$19.16
Offering price per share	$19.16
Redemption proceeds per share (99.00/100 of $19.16)	$18.97
Institutional Shares:
Net asset value per share ($65,157,062 ÷ 3,312,710 shares outstanding), no par value, unlimited shares authorized	$19.67
Offering price per share	$19.67
Redemption proceeds per share	$19.67
Class R6 Shares:
Net asset value per share ($2,285,997 ÷ 116,441 shares outstanding), no par value, unlimited shares authorized	$19.63
Offering price per share	$19.63
Redemption proceeds per share	$19.63

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended July 31, 2022

Investment Income:
Dividends (including $1,053,899 received from affiliated holdings*)	$3,279,883
Interest	1,047,669
Net income on securities loaned (includes $17,377 earned from an affiliated holding related to cash collateral balances*) (Note 2)	10,296
TOTAL INCOME	4,337,848
Expenses:
Investment adviser fee (Note 5)	1,603,002
Administrative fee (Note 5)	172,052
Custodian fees	34,558
Transfer agent fees (Note 2)	192,716
Directors’/Trustees’ fees (Note 5)	2,640
Auditing fees	30,400
Legal fees	9,625
Portfolio accounting fees	116,022
Distribution services fee (Note 5)	119,988
Other service fees (Notes 2 and 5)	335,644
Share registration costs	69,960
Printing and postage	21,870
Miscellaneous (Note 5)	32,045
TOTAL EXPENSES	2,740,522
Reimbursements:
Reimbursement of investment adviser fee (Note 5)	(14,293)
Reimbursement of other operating expenses (Notes 2 and 5)	(378)
TOTAL REIMBURSEMENTS	(14,671)
Net expenses	2,725,851
Net investment income	1,611,997
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts:
Net realized gain on investments (including net realized loss of $(954,745) on sales of investments in affiliated holdings*)	$15,662,012
Net realized gain on foreign currency transactions	96
Net realized loss on futures contracts	(24,957)
Realized gain distribution from affiliated investment company shares*	2,479
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(1,747,930) on investments in affiliated holdings*)	(32,895,230)
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	(424)
Net change in unrealized depreciation of futures contracts	80,281
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	(17,175,743)
Change in net assets resulting from operations	$(15,563,746)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended July 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,611,997	$1,495,183
Net realized gain (loss)	15,639,630	16,160,443
Net change in unrealized appreciation/depreciation	(32,815,373)	21,885,500
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(15,563,746)	39,541,126
Distributions to Shareholders:
Class A Shares	(11,860,120)	(4,237,449)
Class C Shares	(1,532,399)	(600,829)
Institutional Shares	(7,174,769)	(2,568,687)
Class R6 Shares	(217,778)	(74,229)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,785,066)	(7,481,194)
Share Transactions:
Proceeds from sale of shares	32,654,133	36,726,310
Net asset value of shares issued to shareholders in payment of distributions declared	19,978,864	7,145,158
Cost of shares redeemed	(37,782,492)	(25,156,864)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,850,505	18,714,604
Change in net assets	(21,498,307)	50,774,536
Net Assets:
Beginning of period	217,333,129	166,558,593
End of period	$195,834,822	$217,333,129
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
July 31, 2022
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is the possibility of long-term growth of capital and income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense reimbursement of $14,671 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended July 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$113,502	$(175)
Class C Shares	14,899	(3)
Institutional Shares	63,573	(200)
Class R6 Shares	742	—
TOTAL	$192,716	$(378)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$295,897
Class C Shares	39,747
TOTAL	$335,644
Annual Shareholder Report

Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage currency, duration, market, sector/asset class and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $3,795,763 and $3,435,938, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of
Annual Shareholder Report

exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report

As of July 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$6,906,558	$7,041,989
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liabilities
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for variation margin on futures contracts	$5,718*

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2022
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(24,957)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$80,281
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	857,601	$18,515,772	871,492	$18,715,026
Shares issued to shareholders in payment of distributions declared	521,906	11,255,032	194,924	3,995,498
Shares redeemed	(882,053)	(18,462,673)	(571,167)	(12,038,249)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	497,454	$11,308,131	495,249	$10,672,275
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	109,522	$2,394,823	194,456	$4,082,733
Shares issued to shareholders in payment of distributions declared	69,335	1,460,199	27,279	549,947
Shares redeemed	(217,756)	(4,550,083)	(255,679)	(5,368,466)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(38,899)	$(695,061)	(33,944)	$(735,786)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	471,410	$10,255,976	629,515	$13,538,386
Shares issued to shareholders in payment of distributions declared	324,794	7,045,867	122,521	2,525,489
Shares redeemed	(661,677)	(13,914,894)	(342,167)	(7,302,718)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	134,527	$3,386,949	409,869	$8,761,157
Annual Shareholder Report

	Year Ended 7/31/2022		Year Ended 7/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	68,781	$1,487,562	18,465	$390,165
Shares issued to shareholders in payment of distributions declared	10,056	217,766	3,611	74,224
Shares redeemed	(41,430)	(854,842)	(20,326)	(447,431)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	37,407	$850,486	1,750	$16,958
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	630,489	$14,850,505	872,924	$18,714,604
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from fair fund litigation payments.
For the year ended July 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(3,056)	$3,056
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$9,557,979	$5,122,149
Long-term capital gains	$11,227,087	$2,359,045

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$3,540,514
Undistributed long-term capital gains	$10,223,568
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, mark to market of futures contracts, deferral of paydown losses and straddle loss deferrals.
Annual Shareholder Report

At July 31, 2022, the cost of investments for federal tax purposes was $202,542,892. The net unrealized appreciation of investments for federal tax purposes was $3,540,693. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,693,674 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,152,981. The amounts presented are inclusive of derivative contracts.
At July 31, 2022, for federal income tax purposes, the Fund had $9,532 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2022, the Adviser voluntarily reimbursed $378 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2022, the Adviser reimbursed $14,293.
Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2022, the Sub-Adviser earned a fee of $185,451.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$119,988
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2022, FSC retained $19,194 of fees paid by the Fund. For the year ended July 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2022, FSC retained $17,160 in sales charges from the sale of Class A Shares. FSC also retained $5,543 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2022, FSSC received $17,587 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2022, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.10%, 1.06% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2023; or (b) the date of the Fund’s next effective Prospectus. Prior to October 1, 2022, the Fee Limit for the Class C Shares was 2.07%. While the Adviser and
Annual Shareholder Report

its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2022, were as follows:
Purchases	$179,176,776
Sales	$199,176,988
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2022, the Fund had no outstanding loans. During the year ended July 31, 2022, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2022, there were no outstanding loans. During the year ended July 31, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. Recent Accounting Pronouncements
In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-01 “Reference Rate Reform (Topic 848)”. ASU No. 2021-01 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered
Annual Shareholder Report

reference rates. The temporary relief provided by ASU No. 2021-01 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. Management does not expect ASU No. 2021-01 to have a material impact on the financial statements.
13. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2022, 24.48% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2022, 21.16% qualify for the dividend received deduction available to corporate shareholders.
For the year ended July 31, 2022, the amount of long-term capital gains designated by the Fund was $11,227,087.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Balanced Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2022
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$929.70	$6.32
Class C Shares	$1,000	$926.10	$9.93
Institutional Shares	$1,000	$930.90	$5.12
Class R6 Shares	$1,000	$930.80	$4.84
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.25	$6.61
Class C Shares	$1,000	$1,014.48	$10.39
Institutional Shares	$1,000	$1,019.49	$5.36
Class R6 Shares	$1,000	$1,019.79	$5.06

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.32%
Class C Shares	2.08%
Institutional Shares	1.07%
Class R6 Shares	1.01%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company; President
of some of the Funds in the Federated Hermes Fund Family and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT Balanced Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Investment Management Company (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
Annual Shareholder Report

Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
Annual Shareholder Report

gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the periods ended December 31, 2021, the Fund’s performance for the one-year, three-year and five-year periods was above the median of the Performance Peer Group. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information
Annual Shareholder Report

regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Balanced Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
Annual Shareholder Report

delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Balanced Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R841
CUSIP 31421R833
CUSIP 31421R825
CUSIP 31421R692
37326 (9/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2022

Share Class | Ticker	A | QALGX	B | QBLGX	C | QCLGX	Institutional | QILGX

Federated Hermes MDT Large Cap Growth Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2021 through July 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2022, was -8.93% for Class A Shares, -9.60% for Class B Shares, -9.60% for Class C Shares and -8.72% for the Institutional Shares. The total return for the Russell 1000® Growth Index (R1000G),1 the Fund’s broad-based securities market index, was -11.93% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was -17.73% during the same period. The Fund’s and MLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R1000G during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R1000G.
MARKET OVERVIEW
During the reporting period, the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022) and inflation rose steadily to levels not seen in the last 40 years. Each challenge first turned a positive market negative, then the market, after dropping, became accustomed to the news and resumed climbing until the next challenge arrived. It was a very volatile marketplace which, by the end of the reporting period, favored large-cap stocks over small-cap stocks.3 The mega-cap Russell Top 200 Index4 returned -5.80%, the Russell Midcap Index5 returned -9.83% and the small-cap Russell 2000 Index6 returned -14.29%; and the whole-market Russell 3000 Index (R3000)7 returned -7.35%. As often happens, during most of the market downdrafts, value was favored over growth: the Russell 3000 Value Index (R3000V)8 returned -1.65% during the reporting period while the Russell 3000 Growth Index (R3000G)9 returned -12.65%.
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1

The reporting period did close on a more favorable note, with the R3000 returning 9.38% in July 2022, making it the most positive month of the period for that index. It was also the most positive month for each of its standard core, value and growth subindexes, except the Russell Top 200 Value Index,10 which performed slightly better in December 2021 than July 2022 (6.32% and 5.63%, respectively). July 2022 was also the most favorable month for growth versus value, with the R3000G returning 11.95% and the R3000V returning 6.81%, a growth advantage of 5.14%.
The best performing sectors in the R1000G during the reporting period were Energy (69.13%), Consumer Staples (9.32%) and Utilities (2.06%). Underperforming sectors during the same period included Communication Services (-33.91%), Materials (-14.92%) and Consumer Discretionary (-12.70%).
STOCK SELECTION
When looking at the Fund’s performance in terms of fundamental and technical characteristics, the most significant driver of outperformance during the reporting period was strong stock selection among stocks with high volatility and positive analyst conviction. An overweight position and unfavorable stock selection among young stocks with very high analyst conviction and strong relative price trend detracted the most from performance. The Fund’s sector exposures continued to remain close to R1000G weights; there were no significant overweight or underweight positions at the end of the reporting period. Favorable stock selection in the Health Care, Communication Services and Information Technology sectors contributed the most to the Fund’s outperformance versus the benchmark. The largest offsets were unfavorable stock selections in the Consumer Discretionary and Industrials sectors.
Individual stocks enhancing the Fund’s performance during the reporting period included AbbVie, Inc., Occidental Petroleum Corporation and Vertex Pharmaceuticals Incorporated.
Individual stocks detracting from the Fund’s performance during the reporting period included EPAM Systems, Inc., Expedia Group, Inc. and YETI Holdings, Inc.
Annual Shareholder Report
2

1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
4
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
8
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
9
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
10
The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Large Cap Growth Fund (the “Fund”) from July 31, 2012 to July 31, 2022, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2022

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-13.94%	15.88%	14.52%
Class B Shares	-13.54%	16.11%	14.49%
Class C Shares	-10.31%	16.34%	14.49%
Institutional Shares	-8.72%	17.49%	15.46%
R1000G	-11.93%	16.30%	15.95%
MLGFA	-17.73%	12.73%	13.64%

Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R1000G and MLGFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R1000G measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	42.5%
Consumer Discretionary	15.2%
Health Care	12.3%
Communication Services	8.5%
Industrials	5.9%
Consumer Staples	5.1%
Financials	3.1%
Energy	2.4%
Materials	1.9%
Real Estate	1.2%
Cash Equivalents[2]	0.7%
Other Assets and Liabilities—Net[3]	1.2%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2022
Shares			Value
		COMMON STOCKS— 98.1%
		Communication Services— 8.5%
75,310	[1]	Alphabet, Inc., Class A	$ 8,760,059
131,432	[1]	Altice USA, Inc.	1,381,350
10,265	[1]	Meta Platforms, Inc.	1,633,162
4,891	[1]	Netflix, Inc.	1,099,986
29,105	[1]	Pinterest, Inc.	566,965
15,895	[1]	TripAdvisor, Inc.	302,164
31,210		Walt Disney Co.	3,311,381
		TOTAL	17,055,067
		Consumer Discretionary— 15.2%
551	[1]	Airbnb, Inc.	61,150
50,500	[1]	Amazon.com, Inc.	6,814,975
97	[1]	AutoZone, Inc.	207,327
18,364	[1]	Bright Horizons Family Solutions, Inc.	1,720,156
78,791	[1]	Chegg, Inc.	1,678,248
2,253		Domino’s Pizza, Inc.	883,424
10,391		eBay, Inc.	505,314
39,202	[1]	Expedia Group, Inc.	4,157,372
8,449		Home Depot, Inc.	2,542,642
1,121		Lowe’s Cos., Inc.	214,705
2,958		Nike, Inc., Class B	339,933
40,761		Nordstrom, Inc.	958,291
5,100	[1]	Tesla, Inc.	4,546,395
1,712		Tractor Supply Co.	327,814
7,228	[1]	Ulta Beauty, Inc.	2,811,042
29,273		V.F. Corp.	1,307,918
1,596	[1]	Wayfair, Inc.	86,040
22,018	[1]	YETI Holdings, Inc.	1,117,854
		TOTAL	30,280,600
		Consumer Staples— 5.1%
7,565		Costco Wholesale Corp.	4,094,934
15,326		Flowers Foods, Inc.	435,412
7,225		Hershey Foods Corp.	1,647,011
7,907		PepsiCo, Inc.	1,383,409
7,132	[1]	The Boston Beer Co., Inc., Class A	2,713,227
		TOTAL	10,273,993
		Energy— 2.4%
4,049		Cheniere Energy, Inc.	605,649
1,343		Diamondback Energy, Inc.	171,931
8,007		EOG Resources, Inc.	890,539
34,862		Occidental Petroleum Corp.	2,292,177
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Energy— continued
12,011		Targa Resources, Inc.	$ 830,080
		TOTAL	4,790,376
		Financials— 3.1%
1,737		Gallagher (Arthur J.) & Co.	310,906
9,201		Marketaxess Holdings, Inc.	2,491,447
3,434		Raymond James Financial, Inc.	338,146
25,252		T. Rowe Price Group, Inc.	3,117,864
		TOTAL	6,258,363
		Health Care— 12.3%
27,331		AbbVie, Inc.	3,922,272
17,253	[1]	Align Technology, Inc.	4,847,575
5,705		Amgen, Inc.	1,411,816
4,664	[1]	Dexcom, Inc.	382,821
946		Elevance Health, Inc.	451,337
12,573		Eli Lilly & Co.	4,145,192
681	[1]	Illumina, Inc.	147,559
11,085		Merck & Co., Inc.	990,334
305	[1]	Mettler-Toledo International, Inc.	411,668
5,652	[1]	Moderna, Inc.	927,437
1,468	[1]	Molina Healthcare, Inc.	481,093
633	[1]	Regeneron Pharmaceuticals, Inc.	368,210
7,836		UnitedHealth Group, Inc.	4,249,776
5,189	[1]	Vertex Pharmaceuticals, Inc.	1,455,047
2,178		Zoetis, Inc.	397,594
		TOTAL	24,589,731
		Industrials— 5.9%
10,118		Allegion PLC	1,069,473
9,286		Expeditors International Washington, Inc.	986,637
2,428		Huntington Ingalls Industries, Inc.	526,488
70,830	[1]	Lyft, Inc.	981,704
11,590		Robert Half International, Inc.	917,233
7,670		Trane Technologies PLC	1,127,413
19,116	[1]	Trex Co., Inc.	1,233,364
6,286		Union Pacific Corp.	1,428,808
3,504		Waste Management, Inc.	576,618
48,608	[1]	XPO Logistics, Inc.	2,903,842
		TOTAL	11,751,580
		Information Technology— 42.5%
3,992		Accenture PLC	1,222,590
4,131	[1]	Adobe, Inc.	1,694,206
135,945		Apple, Inc.	22,092,422
36,118	[1]	Arista Networks, Inc.	4,212,442
1,830		Automatic Data Processing, Inc.	441,250
3,923		Broadcom, Inc.	2,100,688
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
1,944	[1]	Cadence Design Systems, Inc.	$ 361,740
19,619		Cognex Corp.	1,000,177
86,804		Dell Technologies, Inc.	3,911,388
11,376	[1]	DocuSign, Inc.	727,836
4,137	[1]	Dropbox, Inc.	94,075
3,566	[1]	Everbridge, Inc.	89,649
18,660	[1]	Fortinet, Inc.	1,113,069
45,498	[1]	IPG Photonics Corp.	4,849,177
3,538	[1]	Keysight Technologies, Inc.	575,279
507		Mastercard, Inc.	179,372
64,379		Microsoft Corp.	18,073,760
14,727		Oracle Corp.	1,146,350
21,372		Paychex, Inc.	2,741,600
440	[1]	Paylocity Corp.	90,609
61,356	[1]	PayPal Holdings, Inc.	5,309,135
27,442		Pegasystems, Inc.	1,101,796
76,652	[1]	Pure Storage, Inc.	2,173,084
20,770		Qualcomm, Inc.	3,012,896
3,017		Skyworks Solutions, Inc.	328,491
93,642	[1]	StoneCo Ltd.	897,090
11,299		Universal Display Corp.	1,304,583
3,169		Visa, Inc., Class A	672,177
35,773		Western Union Co.	608,856
25,013	[1]	Wix.com Ltd.	1,484,021
12,037	[1]	Zoom Video Communications, Inc.	1,250,163
		TOTAL	84,859,971
		Materials— 1.9%
28,474	[1]	Berry Global Group, Inc.	1,641,526
12,045		Mosaic Co./The	634,290
18,132		Steel Dynamics, Inc.	1,412,120
		TOTAL	3,687,936
		Real Estate— 1.2%
4,601		Extra Space Storage, Inc.	871,981
45,726	[1]	Zillow Group, Inc.	1,600,410
		TOTAL	2,472,391
		TOTAL COMMON STOCKS (IDENTIFIED COST $153,767,331)	196,020,008
		INVESTMENT COMPANY— 0.7%
1,375,946		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.84%[2] (IDENTIFIED COST $1,375,258)	$1,375,258
		TOTAL INVESTMENT IN SECURITIES—98.8% (IDENTIFIED COST $155,142,589)[3]	197,395,266
		OTHER ASSETS AND LIABILITIES - NET—1.2%[4]	2,338,896
		TOTAL NET ASSETS—100%	$199,734,162
Annual Shareholder Report
9

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 7/31/2021	$3,687,321
Purchases at Cost	$60,321,409
Proceeds from Sales	$(62,630,176)
Change in Unrealized Appreciation/Depreciation	$(624)
Net Realized Gain/(Loss)	$(2,672)
Value as of 7/31/2022	$1,375,258
Shares Held as of 7/31/2022	1,375,946
Dividend Income	$5,507
Gain Distributions Received	$586

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $159,473,484.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At July 31, 2022, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.22	$25.03	$20.81	$20.66	$17.46
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.07)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(1.89)	8.36	5.37	2.01	4.67
Total From Investment Operations	(1.97)	8.29	5.33	1.96	4.60
Less Distributions:
Distributions from net realized gain	(5.93)	(2.10)	(1.11)	(1.81)	(1.40)
Net Asset Value, End of Period	$23.32	$31.22	$25.03	$20.81	$20.66
Total Return[2]	(8.93)%	35.00%	26.91%	11.28%	27.38%
Ratios to Average Net Assets:
Net expenses[3]	0.99%	0.99%	1.11%	1.48%	1.52%
Net investment income (loss)	(0.30)%	(0.27)%	(0.19)%	(0.27)%	(0.38)%
Expense waiver/reimbursement[4]	0.33%	0.38%	0.30%	0.00%[5]	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,863	$123,486	$93,740	$67,513	$59,355
Portfolio turnover[6]	147%	39%	220%	97%	104%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.09	$22.13	$18.66	$18.85	$16.16
Income From Investment Operations:
Net investment income (loss)[1]	(0.24)	(0.24)	(0.18)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	(1.52)	7.30	4.76	1.80	4.29
Total From Investment Operations	(1.76)	7.06	4.58	1.62	4.09
Less Distributions:
Distributions from net realized gain	(5.93)	(2.10)	(1.11)	(1.81)	(1.40)
Net Asset Value, End of Period	$19.40	$27.09	$22.13	$18.66	$18.85
Total Return[2]	(9.60)%	33.97%	25.95%	10.51%	26.38%
Ratios to Average Net Assets:
Net expenses[3]	1.74%	1.74%	1.90%	2.23%	2.27%
Net investment income (loss)	(1.05)%	(1.01)%	(0.96)%	(1.02)%	(1.13)%
Expense waiver/reimbursement[4]	0.33%	0.38%	0.27%	0.00%[5]	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,936	$8,233	$9,662	$12,612	$14,432
Portfolio turnover[6]	147%	39%	220%	97%	104%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.16	$21.43	$18.10	$18.35	$15.76
Income From Investment Operations:
Net investment income (loss)[1]	(0.23)	(0.23)	(0.17)	(0.18)	(0.19)
Net realized and unrealized gain (loss)	(1.44)	7.06	4.61	1.74	4.18
Total From Investment Operations	(1.67)	6.83	4.44	1.56	3.99
Less Distributions:
Distributions from net realized gain	(5.93)	(2.10)	(1.11)	(1.81)	(1.40)
Net Asset Value, End of Period	$18.56	$26.16	$21.43	$18.10	$18.35
Total Return[2]	(9.60)%	34.01%	25.99%	10.46%	26.42%
Ratios to Average Net Assets:
Net expenses[3]	1.74%	1.74%	1.88%	2.23%	2.27%
Net investment income (loss)	(1.05)%	(1.02)%	(0.95)%	(1.03)%	(1.13)%
Expense waiver/reimbursement[4]	0.33%	0.38%	0.29%	0.00%[5]	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,743	$17,671	$14,536	$12,445	$10,685
Portfolio turnover[6]	147%	39%	220%	97%	104%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.14	$26.39	$21.83	$21.52	$18.10
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.00[2]	0.03	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(2.07)	8.85	5.64	2.13	4.85
Total From Investment Operations	(2.08)	8.85	5.67	2.12	4.82
Less Distributions:
Distributions from net realized gain	(5.93)	(2.10)	(1.11)	(1.81)	(1.40)
Net Asset Value, End of Period	$25.13	$33.14	$26.39	$21.83	$21.52
Total Return[3]	(8.72)%	35.33%	27.22%	11.59%	27.65%
Ratios to Average Net Assets:
Net expenses[4]	0.74%	0.74%	0.81%	1.22%	1.27%
Net investment income (loss)	(0.04)%	0.01%	0.13%	(0.04)%	(0.14)%
Expense waiver/reimbursement[5]	0.33%	0.37%	0.34%	0.00%[6]	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$74,192	$53,631	$90,113	$37,076	$11,966
Portfolio turnover[7]	147%	39%	220%	97%	104%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Represents less than 0.01%.
7	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Statement of Assets and Liabilities
July 31, 2022

Assets:
Investment in securities, at value including $1,375,258 of investments in an affiliated holding* (identified cost $155,142,589)	$197,395,266
Income receivable	62,089
Income receivable from an affiliated holding	5,250
Receivable for investments sold	7,094,995
Receivable for shares sold	47,212
Total Assets	204,604,812
Liabilities:
Payable for investments purchased	4,417,457
Payable for shares redeemed	263,450
Payable for investment adviser fee (Note 5)	6,708
Payable for administrative fee (Note 5)	1,272
Payable for distribution services fee (Note 5)	11,037
Payable for other service fees (Notes 2 and 5)	46,391
Accrued expenses (Note 5)	124,335
Total Liabilities	4,870,650
Net assets for 8,532,072 shares outstanding	$199,734,162
Net Assets Consist of:
Paid-in capital	$136,495,082
Total distributable earnings (loss)	63,239,080
Total Net Assets	$199,734,162
Annual Shareholder Report
15

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($106,863,472 ÷ 4,582,413 shares outstanding), no par value, unlimited shares authorized	$23.32
Offering price per share (100/94.50 of $23.32)	$24.68
Redemption proceeds per share	$23.32
Class B Shares:
Net asset value per share ($3,935,552 ÷ 202,894 shares outstanding), no par value, unlimited shares authorized	$19.40
Offering price per share	$19.40
Redemption proceeds per share (94.50/100 of $19.40)	$18.33
Class C Shares:
Net asset value per share ($14,742,842 ÷ 794,506 shares outstanding), no par value, unlimited shares authorized	$18.56
Offering price per share	$18.56
Redemption proceeds per share (99.00/100 of $18.56)	$18.37
Institutional Shares:
Net asset value per share ($74,192,296 ÷ 2,952,259 shares outstanding), no par value, unlimited shares authorized	$25.13
Offering price per share	$25.13
Redemption proceeds per share	$25.13

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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16

Statement of Operations
Year Ended July 31, 2022

Investment Income:
Dividends (including $5,507 received from an affiliated holding* and net of foreign taxes withheld of $755)	$1,398,019
Net income on securities loaned (Note 2)	729
TOTAL INCOME	1,398,748
Expenses:
Investment adviser fee (Note 5)	1,498,912
Administrative fee (Note 5)	157,504
Custodian fees	23,193
Transfer agent fees	222,756
Directors’/Trustees’ fees (Note 5)	2,570
Auditing fees	26,300
Legal fees	7,423
Portfolio accounting fees	98,171
Distribution services fee (Note 5)	168,364
Other service fees (Notes 2 and 5)	350,347
Share registration costs	66,004
Printing and postage	23,862
Miscellaneous (Note 5)	28,147
TOTAL EXPENSES	2,673,553
Waiver/reimbursement of investment adviser fee (Note 5)	(666,121)
Net expenses	2,007,432
Net investment loss	(608,684)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(2,672) on sales of investments in an affiliated holding*)	28,855,533
Realized gain distribution from affiliated investment company shares*	586
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(624) on investments in an affiliated holding*)	(46,674,094)
Net realized and unrealized gain (loss) on investments	(17,817,975)
Change in net assets resulting from operations	$(18,426,659)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended July 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(608,684)	$(535,031)
Net realized gain (loss)	28,856,119	31,959,465
Net change in unrealized appreciation/depreciation	(46,674,094)	25,038,051
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(18,426,659)	56,462,485
Distributions to Shareholders:
Class A Shares	(23,366,731)	(7,852,771)
Class B Shares	(1,547,488)	(806,820)
Class C Shares	(3,760,356)	(1,466,534)
Institutional Shares	(9,192,433)	(3,474,993)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(37,867,008)	(13,601,118)
Share Transactions:
Proceeds from sale of shares	68,545,728	27,778,342
Net asset value of shares issued to shareholders in payment of distributions declared	35,506,205	12,716,551
Cost of shares redeemed	(51,044,887)	(88,385,510)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	53,007,046	(47,890,617)
Change in net assets	(3,286,621)	(5,029,250)
Net Assets:
Beginning of period	203,020,783	208,050,033
End of period	$199,734,162	$203,020,783
See Notes which are an integral part of the Financial Statements
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18

Notes to Financial Statements
July 31, 2022
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
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20

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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21

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $666,121 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$294,226
Class B Shares	15,284
Class C Shares	40,837
TOTAL	$350,347
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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22

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of July 31, 2022, the Fund had no outstanding securities on loan.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	523,985	$13,963,185	582,106	$15,708,186
Shares issued to shareholders in payment of distributions declared	799,548	21,619,784	282,938	7,231,879
Shares redeemed	(696,318)	(18,045,455)	(654,609)	(17,644,211)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	627,215	$17,537,514	210,435	$5,295,854
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	4,791	$96,048	9,308	$212,138
Shares issued to shareholders in payment of distributions declared	65,284	1,475,427	34,632	771,950
Shares redeemed	(171,100)	(3,842,107)	(176,631)	(4,193,531)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(101,025)	$(2,270,632)	(132,691)	$(3,209,443)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	148,016	$3,144,716	141,379	$3,201,533
Shares issued to shareholders in payment of distributions declared	173,682	3,755,009	67,645	1,455,733
Shares redeemed	(202,776)	(4,403,692)	(211,687)	(4,821,813)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	118,922	$2,496,033	(2,663)	$(164,547)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,975,979	$51,341,779	302,157	$8,656,485
Shares issued to shareholders in payment of distributions declared	297,559	8,655,985	120,229	3,256,989
Shares redeemed	(939,818)	(24,753,633)	(2,218,569)	(61,725,955)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,333,720	$35,244,131	(1,796,183)	$(49,812,481)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,978,832	$53,007,046	(1,721,102)	$(47,890,617)
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24

4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from a net operating loss.
For the year ended July 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(320,594)	$320,594
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$19,066,352	$9,003,465
Long-term capital gains	$18,800,656	$4,597,653

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$37,921,782
Undistributed long-term capital gains	$25,605,388
Deferrals	$(288,090)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for wash sales.
At July 31, 2022, the cost of investments for federal tax purposes was $159,473,484. The net unrealized appreciation of investments for federal tax purposes was $37,921,782. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $43,964,815 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,043,033.
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2022, for federal income tax purposes, a late year ordinary loss of $288,090 was deferred to August 1, 2022.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2022, the Adviser voluntarily waived $662,921 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2022, the Adviser reimbursed $3,200.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$45,854
Class C Shares	122,510
TOTAL	$168,364
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2022, FSC retained $56,903 of fees paid by the Fund. For the year ended July 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2022, FSC retained $10,605 in sales charges from the sale of Class A Shares. FSC also retained $2,986 and $666 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2022, FSSC received $43,866 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
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Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2022, were as follows:
Purchases	$303,488,448
Sales	$289,101,666
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2022, the Fund had no outstanding loans. During the year ended July 31, 2022, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2022, there were no outstanding loans. During the year ended July 31, 2022, the program was not utilized.
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10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2022, the amount of long-term capital gains designated by the Fund was $18,800,656.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2022, 6.91% qualify for the dividend received deduction available to corporate shareholders.
For the fiscal year ended July 31, 2022, 6.87% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT LARGE CAP GROWTH FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$908.80	$4.69
Class B Shares	$1,000	$905.70	$8.22
Class C Shares	$1,000	$905.80	$8.22
Institutional Shares	$1,000	$909.80	$3.50
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.89	$4.96
Class B Shares	$1,000	$1,016.17	$8.70
Class C Shares	$1,000	$1,016.17	$8.70
Institutional Shares	$1,000	$1,021.12	$3.71

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class B Shares	1.74%
Class C Shares	1.74%
Institutional Shares	0.74%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company; President
of some of the Funds in the Federated Hermes Fund Family and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT Large Cap Growth Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2021, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information
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regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Large Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Large Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R700
CUSIP 31421R684
CUSIP 31421R809
CUSIP 31421R882
37329 (9/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2022

Share Class | Ticker	A | QASCX	C | QCSCX	Institutional | QISCX	R6 | QLSCX

Federated Hermes MDT Small Cap Core Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2021 through July 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2022, was -9.54% for Class A Shares, -10.30% for Class C Shares, -9.31% for Institutional Shares and -9.30% for Class R6 Shares. The total return for the Russell 2000® Index (R2000),1 the Fund’s broad-based securities market index, was -14.29% for the same period. The total return of the Morningstar Small Blend Funds Average (MSBFA),2 a peer group average for the Fund, was -8.16% during the same period. The Fund’s and MSBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R2000.
During the reporting period, the Fund’s investment strategy focused on stock selection. This was the most significant factor affecting the Fund’s performance relative to the R2000 during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000.
MARKET OVERVIEW
During the reporting period, the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022) and inflation rose steadily to levels not seen in the last 40 years. Each challenge first turned a positive market negative, then the market, after dropping, became accustomed to the news and resumed climbing until the next challenge arrived. It was a very volatile marketplace which, by the end of the reporting period, favored large-cap stocks over small-cap stocks.3 The mega-cap Russell Top 200® Index4 returned -5.80%, the Russell Midcap® Index5 returned -9.83% and the small-cap R2000 returned -14.29%; and the whole-market Russell 3000® Index (R3000)6 returned -7.35%. As often happens, during most of the market downdrafts, value was favored over growth: the Russell 3000® Value Index (R3000V)7 returned -1.65% during the reporting period while the Russell 3000® Growth Index (R3000G)8 returned -12.65%.
The reporting period did close on a more favorable note, with the R3000 returning 9.38% in July 2022, making it the most positive month of the period for that index. It was also the most positive month for each of its standard core, value and growth subindexes, except the Russell Top 200® Value Index,9 which performed slightly better in December 2021 than July 2022 (6.32% and 5.63%, respectively). July 2022 was also the most favorable month for growth versus value, with the R3000G returning 11.95% and the R3000V returning 6.81%, a growth advantage of 5.14%.
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The best performing sectors in the R2000 during the reporting period were Energy (55.61%), Utilities (9.78%) and Consumer Staples (-1.40%). Underperforming sectors during the same period included Communication Services (-38.38%), Health Care (-33.62%) and Consumer Discretionary (-27.61%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary contributors to performance during the reporting period were the underweight of stocks requiring significant external financing with low to neutral analyst conviction, and the overweight of and good stock selection among younger companies with strong technical factors. The largest offset to the outperformance came from weak stock selection among companies with neutral to high analyst conviction but prices not near 52-week highs, and among companies with depressed prices but no need for significant external financing. The Fund’s sector exposures remained close to R2000 weights; there were no significant overweight or underweight positions at the end of the reporting period. Strong stock selection in the Health Care, Industrials and Energy sectors contributed the most to the Fund’s outperformance. Weak stock selection in the Financials and Consumer Discretionary sectors offset some of that outperformance.
Individual stocks enhancing the Fund’s performance during the reporting period included Vocera Communications, Inc., CONSOL Energy, Inc. and PBF Energy, Inc. (Class A).
Individual stocks detracting from the Fund’s performance during the reporting period included Stitch Fix, Inc. (Class A), Community Health Systems, Inc. and Apellis Pharmaceuticals, Inc.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the R2000.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group.
3
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
4
The Russell Top 200® Index measures the performance of the largest-cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
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6
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
7
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
8
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
9
The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Core Fund (the “Fund”) from July 31, 2012 to July 31, 2022, compared to the Russell 2000® Index (R2000)2 and the Morningstar Small Blend Funds Average (MSBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of July 31, 2022

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple shares classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-14.51%	5.67%	11.99%
Class C Shares	-11.05%	6.06%	11.95%
Institutional Shares	-9.31%	7.15%	12.90%
Class R6 Shares[4]	-9.30%	7.16%	12.77%
R2000	-14.29%	7.12%	10.60%
MSBFA	-8.16%	7.39%	10.50%
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000 and MSBFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer, and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The R2000 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s R6 class commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class, adjusted to reflect the expenses of the Fund’s R6 class for each period for which the Fund’s R6 class gross expenses would have exceeded the actual expense paid by the Fund’s Institutional Share class.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Financials	17.9%
Health Care	17.3%
Information Technology	14.3%
Industrials	14.1%
Consumer Discretionary	10.2%
Real Estate	8.1%
Energy	5.5%
Materials	3.2%
Consumer Staples	2.5%
Communication Services	2.4%
Utilities	2.3%
Securities Lending Collateral[2]	3.5%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities—Net[4]	(3.3)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2022
Shares			Value
		COMMON STOCKS— 97.8%
		Communication Services— 2.4%
617,716	[1]	Advantage Solutions, Inc.	$ 2,742,659
38,541	[1]	AMC Networks, Inc.	1,176,271
78,917	[1]	Bandwidth, Inc.	1,312,390
269,178	[1]	EverQuote, Inc.	2,812,910
290,824	[1]	GOGO, Inc.	5,048,705
963,728	[1]	iHeartMedia, Inc.	7,208,685
47,763		Shenandoah Telecommunications Co.	1,065,115
58,480	[1]	Vimeo Holdings, Inc.	325,149
266,790	[1]	Yelp, Inc.	8,179,781
		TOTAL	29,871,665
		Consumer Discretionary— 10.2%
503,007	[1]	1-800-FLOWERS.COM, Inc.	5,014,980
38,380	[1]	2U, Inc.	375,740
74,392	[1]	Abercrombie & Fitch Co., Class A	1,324,922
64,293	[1]	American Axle & Manufacturing Holdings, Inc.	572,851
1,597,179	[2]	American Eagle Outfitters, Inc.	19,230,035
888,752	[1,2]	Bed Bath & Beyond, Inc.	4,470,423
208,218	[2]	Big Lots, Inc.	4,203,921
19,207	[1]	Brinker International, Inc.	532,994
644,831	[1]	Chegg, Inc.	13,734,900
134,024	[1]	Citi Trends, Inc.	3,294,310
42,162	[1,2]	Conn’s, Inc.	397,166
101,900	[1]	Container Store Group, Inc.	760,174
205,142		Foot Locker, Inc.	5,819,879
570,367	[1,2]	Groupon, Inc.	6,045,890
21,073	[1]	iRobot Corp.	969,569
180,247	[1]	Lands’ End, Inc.	2,298,149
47,984	[1]	Lumber Liquidators, Inc.	481,759
26,700		Murphy USA, Inc.	7,592,412
15,161	[1]	Overstock.com, Inc.	439,669
1,240,211	[1,2]	Purple Innovation, Inc.	4,328,336
211,645	[1]	Red Robin Gourmet Burgers	1,849,777
42,692		Rent-A-Center, Inc.	1,004,543
101,985	[1]	Revolve Group, Inc.	2,888,215
111,470	[1]	Sally Beauty Holdings, Inc.	1,424,587
39,427	[1]	SeaWorld Entertainment, Inc.	1,881,851
90,931	[1]	Sleep Number Corp.	4,097,351
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
1,335,574	[1]	Stitch Fix, Inc.	$ 7,973,377
214,366	[1,2]	Target Hospitality Corp.	2,947,532
483,781		Tupperware Brands Corp.	3,609,006
209,067	[1,2]	Workhorse Group, Inc.	683,649
2,077,693	[1]	WW International, Inc.	13,795,882
		TOTAL	124,043,849
		Consumer Staples— 2.5%
19,391		Calavo Growers, Inc.	781,457
11,284		Coca-Cola Bottling Co.	5,788,692
15,128	[1]	Hain Celestial Group, Inc.	344,162
513,153	[1]	Hostess Brands, Inc.	11,607,521
21,258		Ingles Markets, Inc., Class A	2,029,289
106,918		Primo Water Corp.	1,413,456
168,602	[1,2]	Rite Aid Corp.	1,387,594
86,651		SpartanNash Co.	2,797,961
7,295		Turning Point Brands, Inc.	175,080
319,129		Vector Group Ltd.	3,555,097
		TOTAL	29,880,309
		Energy— 5.5%
264,585		Brigham Minerals, Inc.	7,024,732
57,670		Cactus, Inc.	2,398,495
18,837		Championx Corp.	393,505
13,536		Chord Energy Corp.	1,735,857
65,447	[1]	Comstock Resources, Inc.	1,042,571
214,836	[1]	CONSOL Energy, Inc.	13,173,744
57,148		CVR Energy, Inc.	1,916,744
21,573		Delek US Holdings, Inc.	575,136
125,197	[1]	Gulf Island Fabrication, Inc.	421,914
278,347		Magnolia Oil & Gas Corp.	6,716,513
5,088	[1]	Nabors Industries Ltd.	724,989
165,117	[1]	Newpark Resources, Inc.	581,212
276,957	[1]	Oceaneering International, Inc.	2,941,283
228,247	[1]	PBF Energy, Inc.	7,612,037
158,076	[1]	Propetro Holding Corp.	1,662,960
105,927		Scorpio Tankers, Inc.	4,089,841
242,874		SFL Corporation Ltd.	2,421,454
535,835	[1]	Talos Energy, Inc.	10,154,073
113,068	[1]	US Silica Holdings, Inc.	1,563,730
		TOTAL	67,150,790
		Financials— 17.9%
11,680		1st Source Corp.	563,210
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
151,650		Amalgamated Financial Corp.	$ 3,500,082
17,291		A-Mark Precious Metals, Inc.	523,917
71,499		Amerant Bancorp, Inc.	1,953,353
446,598		Byline Bancorp, Inc.	10,937,185
687,874		Chimera Investment Corp.	7,202,041
329,246	[1]	Customers Bancorp, Inc.	12,573,905
20,447	[1]	Donnelley Financial Solutions, Inc.	694,993
1,022,829		Eastern Bankshares, Inc.	20,865,711
323,244	[1]	eHealth, Inc.	2,392,006
22,658	[1]	Encore Capital Group, Inc.	1,641,119
13,650		Equity Bancshares, Inc.	436,117
70,182		Financial Institutions, Inc.	1,860,525
189,926		First Bancorp, Inc.	7,194,397
39,208		First Foundation, Inc.	816,310
388,330		Fulton Financial Corp.	6,481,228
630,210	[1]	Green Dot Corp.	17,708,901
52,538		Heartland Financial USA, Inc.	2,358,956
276,781		HomeStreet, Inc.	10,321,163
102,877		Houlihan Lokey, Inc.	8,699,279
52,355		Independent Bank Corp.- Michigan	1,098,408
81,472	[2]	Invesco Mortgage Capital, Inc.	1,442,054
5,758		Kinsale Capital Group, Inc.	1,400,403
175,537	[1]	LendingClub Corp.	2,431,187
143,777	[1]	LendingTree, Inc.	6,553,356
108,756	[2]	Live Oak Bancshares, Inc.	4,093,576
13,936		Midland States Bancorp, Inc.	365,123
279,409		Moelis & Co.	13,014,871
39,027		OFG Bancorp.	1,072,072
747,885	[1]	Open Lending	7,748,089
48,266		Peapack-Gladstone Financial Corp.	1,576,367
31,753		Piper Jaffray Cos., Inc.	4,007,229
20,118		Preferred Bank Los Angeles, CA	1,462,579
311,789		ProAssurance Corp.	6,899,890
412,257	[1]	PROG Holdings, Inc.	7,593,774
165,410		QCR Holdings, Inc.	9,807,159
349,881	[2]	Sculptor Capital Management, Inc.	3,432,333
1,001,718	[1,2]	SelectQuote, Inc.	1,843,161
42,958		ServisFirst Bancshares, Inc.	3,670,761
88,230		TowneBank	2,635,430
156,510	[1]	Trean Insurance Group, Inc.	807,592
47,206		TriCo Bancshares	2,256,447
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
66,124	[1]	Triumph Bancorp, Inc.	$ 4,803,909
137,433		Veritex Holdings, Inc.	4,252,177
169,446		Waterstone Financial, Inc.	3,160,168
150,981		Western New England Bancorp, Inc.	1,328,633
		TOTAL	217,481,146
		Health Care— 17.3%
194,683	[1]	Agios Pharmaceuticals, Inc.	4,199,312
968,698	[1,2]	Akebia Therapeutics, Inc.	378,761
886,422	[1]	Alector, Inc.	9,059,233
867,115	[1,2]	Allakos, Inc.	2,800,782
226,635	[1,2]	Alx Oncology Holdings, Inc.	2,193,827
31,670	[1]	AMN Healthcare Services, Inc.	3,560,975
78,500	[1]	Amphastar Pharmaceuticals, Inc.	2,935,115
1,832,301	[1]	Atea Pharmaceuticals, Inc.	15,024,868
39,892	[1]	Avanos Medical, Inc.	1,131,736
1,209,524	[1,2]	Berkeley Lights, Inc.	5,430,763
141,558	[1,2]	Black Diamond Therapeutics, Inc.	495,453
744,078	[1]	Bluebird Bio, Inc.	3,013,516
691,557	[1]	Cardiovascular Systems, Inc.	10,656,893
15,414	[1]	CareDx, Inc.	366,699
224,844	[1,2]	Cassava Sciences, Inc.	3,671,703
19,387	[1]	Chinook Therapeutics, Inc.	358,853
1,604,094	[1]	Community Health Systems, Inc.	4,780,200
236,410	[1,2]	Cortexyme, Inc.	461,000
280,409	[1,2]	Curis, Inc.	276,287
559,815	[1]	Deciphera Pharmaceuticals, Inc.	7,104,052
57,668	[1]	Eagle Pharmaceuticals, Inc.	2,289,420
11,055	[1]	Emergent BioSolutions, Inc.	382,945
640,167	[1,2]	Endo International PLC	339,417
15,453	[1]	Evolent Health, Inc.	525,248
286,165	[1]	Forma Therapeutics Holdings	2,369,446
319,223	[1]	Frequency Therapeutics, Inc.	638,446
187,322	[1,2]	Heron Therapeutics, Inc.	520,755
31,749	[1]	Heska Corp.	2,904,716
813,371	[1]	Immunovant, Inc.	3,351,089
213,821	[1,2]	Innovage Holding Corp.	951,503
389,757	[1]	Inogen, Inc.	10,843,040
161,792	[1]	iTeos Therapeutics, Inc.	3,957,432
109,172	[1]	Kodiak Sciences, Inc.	1,086,261
90,406	[1]	Lantheus Holdings, Inc.	6,935,948
596,576	[1]	MacroGenics, Inc.	1,867,283
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
1,119,895	[1,2]	MiMedx Group, Inc.	$ 3,830,041
106,738	[1]	NanoString Technologies, Inc.	1,366,246
474,175	[1]	Nektar Therapeutics	1,877,733
1,379,677	[1]	NeoGenomics, Inc.	13,962,331
519,035	[1]	Nevro Corp.	22,500,167
137,674	[1]	NextCure, Inc.	591,998
459,067	[1]	Ocular Therapeutix, Inc.	2,056,620
378,249	[1]	OraSure Technologies, Inc.	1,157,442
1,522,020	[1]	Organogenesis Holdings, Inc.	8,736,395
22,713	[1]	Orthofix Medical, Inc.	582,588
173,455	[1]	Pediatrix Medical Group	3,930,490
22,578	[1]	PetIQ, Inc.	370,279
72,303	[1]	Prestige Consumer Healthcare, Inc.	4,360,594
137,082	[1]	Puma Biotechnology, Inc.	401,650
118,119	[1]	Sangamo BioSciences, Inc.	506,731
121,070	[1]	SeaSpine Holdings Corp.	719,156
701,688	[1]	Seres Therapeutics, Inc.	2,883,938
39,180	[1]	SI-BONE, Inc.	526,579
100,481	[1]	Stoke Therapeutics, Inc.	1,486,114
70,447	[1]	Tactile Systems Technology, Inc.	545,964
1,262,381	[1]	Tg Therapeutics, Inc.	7,561,662
111,236	[1]	The Joint Corp.	1,902,136
299,805	[1]	Vanda Pharmaceuticals, Inc.	3,231,898
320,742	[1]	Varex Imaging Corp.	7,149,339
274,488	[1,2]	Voyager Therapeutics, Inc.	1,839,070
		TOTAL	210,940,138
		Industrials— 14.1%
108,374	[1]	ACV Auctions, Inc.	800,884
25,108		ArcBest Corp.	2,224,569
23,850	[1]	ASGN, Inc.	2,474,676
244,629	[1]	Astronics Corp.	2,744,737
103,640	[1]	Atkore, Inc.	10,288,343
23,340	[1]	Atlas Air Worldwide Holdings, Inc.	1,767,071
10,827		Barnes Group, Inc.	366,169
20,628	[1]	Beacon Roofing Supply, Inc.	1,238,093
216,484		Boise Cascade Co.	15,307,584
231,025	[1]	CECO Environmental Corp.	1,790,444
17,004	[1]	Cimpress PLC	683,391
14,273		Eagle Bulk Shipping, Inc.	755,470
17,307		Emcor Group, Inc.	2,014,016
6,576		EnPro Industries, Inc.	614,724
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
115,722	[1]	Franklin Covey Co.	$ 6,055,732
224,609	[1]	Gibraltar Industries, Inc.	10,509,455
299,632	[1]	GMS, Inc.	15,901,470
1,596,769	[1]	Harsco Corp.	7,680,459
61,193		Healthcare Services Group, Inc.	877,508
41,261		Heidrick & Struggles International, Inc.	1,284,868
48,918		Hillenbrand, Inc.	2,260,012
83,808		Hurco Co., Inc.	2,122,857
42,409		KBR, Inc.	2,257,431
149,404		Kennametal, Inc.	4,011,497
76,886	[1]	Manitowoc, Inc.	878,807
523,165	[1]	Mistras Group, Inc.	3,227,928
464,886	[1]	MRC Global, Inc.	5,401,975
93,000	[1]	MYR Group, Inc.	8,856,390
259,250	[1]	Now, Inc.	2,867,305
9,714	[1]	Parsons Corp.	419,936
601,494		Pitney Bowes, Inc.	1,966,885
141,532	[1]	Proto Labs, Inc.	6,919,499
51,711		Resources Connection, Inc.	1,109,718
15,357	[1]	Saia, Inc.	3,652,662
11,745		Tennant Co.	787,267
315,268		Terex Corp.	10,564,631
341,251		The Shyft Group, Inc.	8,852,051
215,713	[1]	Titan Machinery, Inc.	6,068,007
95,360	[1]	TrueBlue, Inc.	2,063,590
21,743		Universal Truckload Services, Inc.	653,377
60,791	[1]	Veritiv Corp.	7,539,300
11,290		Watts Industries, Inc., Class A	1,559,488
78,166		Zurn Elkay Water Solutions Corp.	2,262,906
		TOTAL	171,683,182
		Information Technology— 14.3%
735,685	[1,2]	8x8, Inc.	3,597,500
791,221	[1,2]	Avaya Holdings Corp.	710,991
98,814	[1]	Benefitfocus, Inc.	836,955
94,100		Bread Financial Holdings, Inc.	3,727,301
1,385,617	[1]	Brightcove, Inc.	8,244,421
257,525	[1]	Cambium Networks Corp.	4,854,346
323,643	[1]	Cerence, Inc.	9,117,023
381,324	[1]	CommScope Holdings Co., Inc.	3,443,356
193,262	[1]	Commvault Systems, Inc.	10,840,066
132,387		Comtech Telecommunications Corp.	1,538,337
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
466,259	[1]	Conduent, Inc.	$ 2,172,767
12,856		CSG Systems International, Inc.	838,854
779,021	[1]	Diebold Nixdorf, Inc.	2,516,238
28,387	[1]	Diodes, Inc.	2,309,850
394,074	[1]	Duck Creek Technologies LLC	5,438,221
22,374	[1]	Everbridge, Inc.	562,482
120,484	[1]	Evo Payments, Inc.	3,294,033
135,998	[1]	Exlservice Holding, Inc.	22,897,983
214,043	[1]	Faro Technologies, Inc.	6,960,678
273,416	[1]	Itron, Inc.	15,967,495
47,147	[1]	MaxLinear, Inc.	1,905,210
225,161	[1]	Mitek Systems, Inc.	2,449,752
115,028	[1]	Momentive Global, Inc.	994,992
79,402	[1]	nLight, Inc.	973,469
801,567	[1]	ON24, Inc.	7,703,059
36,154	[1]	OneSpan, Inc.	400,225
4,252	[1]	OSI Systems, Inc.	411,041
1,377,101	[1]	Ribbon Communications, Inc.	4,668,372
145,845	[1]	Rimini Street, Inc.	1,023,832
165,564	[1]	Secureworks Corp.	1,644,051
46,339	[1]	Semtech Corp.	2,888,310
1,104,823	[1]	SolarWinds Corp.	11,832,654
377,261	[1]	StoneCo Ltd.	3,614,160
1,099,476	[1]	Telos Corp.	8,729,840
159,712	[1]	TTM Technologies, Inc.	2,160,903
406,982	[1]	Upland Software, Inc.	4,607,036
411,243	[1,2]	Velodyne Lidar, Inc.	431,805
103,420	[1]	Verint Systems, Inc.	4,723,191
64,988	[1]	Verra Mobility Corp.	1,071,652
313,050	[1]	Yext, Inc.	1,371,159
		TOTAL	173,473,610
		Materials— 3.2%
225,918	[1]	Coeur Mining, Inc.	725,197
78,301		Commercial Metals Corp.	3,102,286
10,358		Compass Minerals International, Inc.	385,628
262,922	[1]	Constellium SE	3,846,549
13,277		Greif, Inc., Class A	937,622
21,770	[1]	Intrepid Potash, Inc.	992,712
28,825		Koppers Holdings, Inc.	678,540
132,080		Kronos Worldwide, Inc.	2,320,645
100,654		Myers Industries, Inc.	2,448,912
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS— continued
		Materials— continued
425,652	[1]	O-I Glass, Inc.	$ 6,261,341
235,025	[1]	Ranpak Holdings Corp.	1,200,978
48,656		Ryerson Holding Corp.	1,333,174
207,072	[1]	Summit Materials, Inc.	5,696,551
688,873		SunCoke Energy, Inc.	5,097,660
29,567		Trox Holdings PLC	461,541
100,633		Warrior Met Coal, Inc.	3,213,212
		TOTAL	38,702,548
		Real Estate— 8.1%
156,775		Armada Hoffler Properties, Inc.	2,223,069
961,798	[1]	Cushman & Wakefield PLC	16,158,206
96,944	[1]	DigitalBridge Group, Inc.	531,253
46,508		Gladstone Land Corp.	1,260,832
74,328	[1]	Hersha Hospitality Trust	749,226
21,719		Innovative Industrial Properties, Inc.	2,093,929
649,660		Macerich Co. (The)	6,892,893
270,622		Marcus & Millichap Co., Inc.	11,073,852
217,280		Newmark Group, Inc.	2,476,992
243,390		NexPoint Residential Trust, Inc.	16,195,171
407,884		Outfront Media, Inc.	7,529,539
347,222		Plymouth Industrial REIT, Inc.	6,687,496
80,386		PotlatchDeltic Corp.	3,941,326
441,086	[1,2]	Redfin Corp.	3,837,448
141,616		Retail Opportunity Investments Corp.	2,472,615
290,512		RMR Group, Inc./The	8,398,702
309,685		Uniti Group, Inc.	3,087,559
29,578		Whitestone Project	332,161
165,185	[1]	Xenia Hotels & Resorts, Inc.	2,712,338
		TOTAL	98,654,607
		Utilities— 2.3%
11,857		Chesapeake Utilities Corp.	1,625,950
156,613		Clearway Energy, Inc.	5,407,847
49,800		Consolidated Water Co.	774,390
12,040		ONE Gas, Inc.	1,022,678
144,939		Otter Tail Corp.	10,184,863
173,174		Portland General Electric Co.	8,890,753
5,236		Spire, Inc.	393,957
		TOTAL	28,300,438
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,190,960,993)	1,190,182,282
Annual Shareholder Report
14

Shares		Value
	INVESTMENT COMPANIES— 5.5%
41,790,036	Federated Hermes Government Obligations Fund, Premier Shares, 1.82%[3]	$ 41,790,036
24,451,892	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.84%[3]	24,461,888
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $66,250,037)	66,251,924
	TOTAL INVESTMENT IN SECURITIES—103.3% (IDENTIFIED COST $1,257,211,030)[4]	1,256,434,206
	OTHER ASSETS AND LIABILITIES - NET—(3.3)%[5]	(39,622,334)
	TOTAL NET ASSETS—100%	$1,216,811,872
Annual Shareholder Report
15

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2022, were as follows:
Affiliated	Value as of 7/31/2021	Purchases at Cost*	Proceeds from Sales*
Health Care:
Alector, Inc.	$659,520	$12,009,824	$(364,885)
Amphastar Pharmaceuticals, Inc.	$2,019,727	$662,515	$(1,561,520)
Frequency Therapeutics, Inc.**	$431,744	$2,840,201	$(467,221)
Seres Therapeutics, Inc.	$—	$8,395,169	$(2,180,202)
Information Technology:
Brightcove, Inc.	$1,560,104	$11,542,981	$(485,601)
Affiliated issuers no longer in the portfolio at period end	$20,867,019	$6,198,344	$(18,836,667)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$25,538,114	$41,649,034	$(23,896,096)
Annual Shareholder Report
16

Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 7/31/2022	Shares Held as of 7/31/2022	Dividend Income*

$(2,455,918)	$(789,308)	$9,059,233	886,422	$—
$1,236,172	$578,221	$2,935,115	78,500	$—
$(1,091,423)	$(1,074,855)	$638,446	319,223	$—
$(838,719)	$(2,492,310)	$2,883,938	701,688	$—

$(4,140,541)	$(232,522)	$8,244,421	1,385,617	$—
$(2,707,459)	$(5,521,237)	$—	—	$54,678
$(9,997,888)	$(9,532,011)	$23,761,153	3,371,450	$54,678

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At July 31, 2022, the Fund no longer has ownership of at least 5% of the voting shares.
Annual Shareholder Report
17

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 7/31/2021	$4,285,672	$19,586,412	$23,872,084
Purchases at Cost	$254,966,049	$573,597,254	$828,563,303
Proceeds from Sales	$(217,461,685)	$(568,695,006)	$(786,156,691)
Change in Unrealized Appreciation/ Depreciation	N/A	$(984)	$(984)
Net Realized Gain/(Loss)	N/A	$(25,788)	$(25,788)
Value as of 7/31/2022	$41,790,036	$24,461,888	$66,251,924
Shares Held as of 7/31/2022	41,790,036	24,451,892	66,241,928
Dividend Income	$43,390	$123,677	$167,067
Gain Distributions Received	$—	$1,499	$1,499

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $1,267,892,479.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2022, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.48	$17.19	$18.87	$21.19	$18.69
Income From Investment Operations:
Net investment income (loss)[1]	0.04	(0.01)	0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	(1.95)	9.35	(1.68)	(1.70)	3.38
Total From Investment Operations	(1.91)	9.34	(1.64)	(1.69)	3.37
Less Distributions:
Distributions from net investment income	(0.04)	(0.05)	(0.04)	—	—
Distributions from net realized gain	(3.96)	—	—	(0.63)	(0.87)
Total Distributions	(4.00)	(0.05)	(0.04)	(0.63)	(0.87)
Net Asset Value, End of Period	$20.57	$26.48	$17.19	$18.87	$21.19
Total Return[2]	(9.54)%	54.38%	(8.71)%	(7.69)%	18.49%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.13%	1.13%	1.14%
Net investment income (loss)	0.15%	(0.03)%	0.24%	0.07%	(0.06)%
Expense waiver/reimbursement[4]	0.23%	0.29%	0.31%	0.22%	0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$131,704	$101,026	$78,347	$68,546	$74,396
Portfolio turnover[5]	124%	150%	223%	121%	88%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.02	$15.03	$16.58	$18.84	$16.83
Income From Investment Operations:
Net investment income (loss)[1]	(0.13)	(0.15)	(0.08)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	(1.61)	8.14	(1.47)	(1.51)	3.02
Total From Investment Operations	(1.74)	7.99	(1.55)	(1.63)	2.88
Less Distributions:
Distributions from net realized gain	(3.96)	—	—	(0.63)	(0.87)
Net Asset Value, End of Period	$17.32	$23.02	$15.03	$16.58	$18.84
Total Return[2]	(10.30)%	53.16%	(9.35)%	(8.35)%	17.60%
Ratios to Average Net Assets:
Net expenses[3]	1.96%	1.88%	1.88%	1.88%	1.89%
Net investment income (loss)	(0.65)%	(0.78)%	(0.51)%	(0.69)%	(0.81)%
Expense waiver/reimbursement[4]	0.08%	0.18%	0.23%	0.28%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,809	$29,567	$22,720	$28,411	$30,072
Portfolio turnover[5]	124%	150%	223%	121%	88%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.53	$17.87	$19.59	$21.94	$19.30
Income From Investment Operations:
Net investment income (loss)[1]	0.10	0.05	0.09	0.06	0.03
Net realized and unrealized gain (loss)	(2.04)	9.71	(1.74)	(1.76)	3.50
Total From Investment Operations	(1.94)	9.76	(1.65)	(1.70)	3.53
Less Distributions:
Distributions from net investment income	(0.09)	(0.10)	(0.07)	(0.02)	(0.02)
Distributions from net realized gain	(3.96)	—	—	(0.63)	(0.87)
Total Distributions	(4.05)	(0.10)	(0.07)	(0.65)	(0.89)
Net Asset Value, End of Period	$21.54	$27.53	$17.87	$19.59	$21.94
Total Return[2]	(9.31)%	54.73%	(8.45)%	(7.45)%	18.78%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.89%
Net investment income	0.40%	0.21%	0.49%	0.31%	0.13%
Expense waiver/reimbursement[4]	0.15%	0.15%	0.18%	0.22%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$995,056	$843,803	$574,041	$842,221	$708,805
Portfolio turnover[5]	124%	150%	223%	121%	88%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.54	$17.87	$19.59	$21.94	$19.30
Income From Investment Operations:
Net investment income (loss)[1]	0.11	0.06	0.09	0.06	0.02
Net realized and unrealized gain (loss)	(2.05)	9.71	(1.74)	(1.76)	3.51
Total From Investment Operations	(1.94)	9.77	(1.65)	(1.70)	3.53
Less Distributions:
Distributions from net investment income	(0.09)	(0.10)	(0.07)	(0.02)	(0.02)
Distributions from net realized gain	(3.96)	—	—	(0.63)	(0.87)
Total Distributions	(4.05)	(0.10)	(0.07)	(0.65)	(0.89)
Net Asset Value, End of Period	$21.55	$27.54	$17.87	$19.59	$21.94
Total Return[2]	(9.30)%	54.79%	(8.44)%	(7.45)%	18.78%
Ratios to Average Net Assets:
Net expenses[3]	0.87%	0.87%	0.87%	0.87%	0.88%
Net investment income	0.44%	0.24%	0.49%	0.32%	0.08%
Expense waiver/reimbursement[4]	0.06%	0.08%	0.08%	0.12%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$63,242	$64,191	$47,631	$33,753	$13,374
Portfolio turnover[5]	124%	150%	223%	121%	88%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Assets and Liabilities
July 31, 2022

Assets:
Investment in securities, at value including $38,038,751 of securities loaned and $66,251,924 of investments in affiliated holdings and $23,761,153 of investments in affiliated companies* (identified cost $1,257,211,030)	$1,256,434,206
Income receivable	165,321
Income receivable from affiliated holdings	32,729
Receivable for investments sold	5,729,449
Receivable for shares sold	5,086,407
Total Assets	1,267,448,112
Liabilities:
Payable for investments purchased	6,920,896
Payable for shares redeemed	1,392,283
Payable for collateral due to broker for securities lending (Note 2)	41,790,036
Payable for investment adviser fee (Note 5)	70,727
Payable for administrative fee (Note 5)	7,782
Payable for distribution services fee (Note 5)	16,335
Payable for other service fees (Notes 2 and 5)	60,237
Accrued expenses (Note 5)	377,944
Total Liabilities	50,636,240
Net assets for 57,082,613 shares outstanding	$1,216,811,872
Net Assets Consist of:
Paid-in capital	$1,191,161,612
Total distributable earnings (loss)	25,650,260
Total Net Assets	$1,216,811,872
Annual Shareholder Report
23

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($131,704,461 ÷ 6,402,259 shares outstanding), no par value, unlimited shares authorized	$20.57
Offering price per share (100/94.50 of $20.57)	$21.77
Redemption proceeds per share	$20.57
Class C Shares:
Net asset value per share ($26,809,495 ÷ 1,547,459 shares outstanding), no par value, unlimited shares authorized	$17.32
Offering price per share	$17.32
Redemption proceeds per share (99.00/100 of $17.32)	$17.15
Institutional Shares:
Net asset value per share ($995,055,864 ÷ 46,198,035 shares outstanding), no par value, unlimited shares authorized	$21.54
Offering price per share	$21.54
Redemption proceeds per share	$21.54
Class R6 Shares:
Net asset value per share ($63,242,052 ÷ 2,934,860 shares outstanding), no par value, unlimited shares authorized	$21.55
Offering price per share	$21.55
Redemption proceeds per share	$21.55

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Operations
Year Ended July 31, 2022

Investment Income:
Dividends (including $132,664 received from affiliated companies and holdings* and net of foreign taxes withheld of $3,820)	$15,875,961
Net income on securities loaned (includes $89,081 earned from affiliated holdings related to cash collateral balances*) (Note 2)	98,433
TOTAL INCOME	15,974,394
Expenses:
Investment adviser fee (Note 5)	9,941,642
Administrative fee (Note 5)	974,651
Custodian fees	77,467
Transfer agent fees (Note 2)	1,396,921
Directors’/Trustees’ fees (Note 5)	8,064
Auditing fees	27,400
Legal fees	7,423
Portfolio accounting fees	178,289
Distribution services fee (Note 5)	226,844
Other service fees (Notes 2 and 5)	434,794
Share registration costs	216,253
Printing and postage	65,999
Miscellaneous (Note 5)	39,846
TOTAL EXPENSES	13,595,593
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(807,926)
Reimbursement of other operating expenses (Notes 2 and 5)	(1,111,701)
TOTAL WAIVER AND REIMBURSEMENTS	(1,919,627)
Net expenses	11,675,966
Net investment income	4,298,428
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(9,557,799) on sales of investments in affiliated companies and holdings*)	102,776,173
Realized gain distribution from affiliated investment company shares*	1,499
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(9,998,872) of investments in affiliated companies and holdings*)	(246,941,146)
Net realized and unrealized gain (loss) on investments	(144,163,474)
Change in net assets resulting from operations	$(139,865,046)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Statement of Changes in Net Assets

Year Ended July 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,298,428	$1,339,882
Net realized gain (loss)	102,777,672	219,512,886
Net change in unrealized appreciation/depreciation	(246,941,146)	129,381,772
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(139,865,046)	350,234,540
Distributions to Shareholders:
Class A Shares	(23,745,432)	(196,391)
Class C Shares	(5,171,780)	—
Institutional Shares	(141,205,590)	(2,867,383)
Class R6 Shares	(10,318,256)	(226,555)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(180,441,058)	(3,290,329)
Share Transactions:
Proceeds from sale of shares	600,530,685	309,924,317
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	139,265,487	—
Net asset value of shares issued to shareholders in payment of distributions declared	167,654,191	2,877,418
Cost of shares redeemed	(408,919,051)	(343,897,658)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	498,531,312	(31,095,923)
Change in net assets	178,225,208	315,848,288
Net Assets:
Beginning of period	1,038,586,664	722,738,376
End of period	$1,216,811,872	$1,038,586,664
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
26

Notes to Financial Statements
July 31, 2022
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund (each an “Acquired Fund” or collectively, the “Acquired Funds”), each an open-end investment company, in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by each Acquired Funds’ Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Funds’ Investor Class Shares and Class D Shares were exchanged for Class A Shares of the Fund and the Acquired Funds’ Institutional Class Shares were exchanged for Institutional Shares of the Fund. The purpose of the transaction was to combine three portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Hancock Fund	Share Class Exchanged	Fund Shares Received
Hancock Horizon Burkenroad Small Cap Fund	Investor Class	1.214 Class A Shares
	Class D	1.098 Class A Shares
	Institutional Class	1.180 Institutional Shares
Hancock Horizon Microcap Fund	Investor Class	0.648 Class A Shares
	Institutional Class	0.629 Institutional Shares
Annual Shareholder Report
27

The Fund received net assets from the Acquired Funds as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Funds’ Net Assets Received	Unrealized Appreciation	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,877,868	$139,265,487	$63,521,835	$1,127,473,055	$1,266,738,542
Assuming the acquisition had been completed on August 1, 2021, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2022, were as follows:
Net investment income	$4,195,825
Net realized and unrealized gain (loss) on investments	(144,575,223)
Net decrease in net assets resulting from operations	$(140,379,398)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Funds that has been included in the Fund’s Statement of Operations and Statement of Changes in Net Assets for the year ended July 31, 2022.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report
28

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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29

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,919,627 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$270,283	$(239,341)
Class C Shares	36,027	(5,056)
Institutional Shares	1,082,740	(867,304)
Class R6 Shares	7,871	—
TOTAL	$1,396,921	$(1,111,701)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$360,234
Class C Shares	74,560
TOTAL	$434,794
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Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As
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indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$38,038,751	$41,790,036
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	822,248	$19,987,809	842,707	$20,026,192
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	2,344,520	65,576,215	—	—
Shares issued to shareholders in payment of distributions declared	886,629	21,632,986	7,630	172,214
Shares redeemed	(1,466,267)	(35,892,277)	(1,591,861)	(35,663,870)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,587,130	$71,304,733	(741,524)	$(15,465,464)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	325,861	$6,754,347	205,908	$4,350,950
Shares issued to shareholders in payment of distributions declared	240,715	4,963,547	—	—
Shares redeemed	(303,554)	(6,020,324)	(433,456)	(7,859,418)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	263,022	$5,697,570	(227,548)	$(3,508,468)
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	Year Ended 7/31/2022		Year Ended 7/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	21,838,587	$543,488,311	10,605,368	$264,872,807
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	2,533,148	73,689,272	—	—
Shares issued to shareholders in payment of distributions declared	5,169,136	132,113,172	107,874	2,526,411
Shares redeemed	(13,998,302)	(343,632,941)	(12,187,496)	(273,756,445)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	15,542,569	$405,657,814	(1,474,254)	$(6,357,227)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,215,271	$30,300,218	851,601	$20,674,368
Shares issued to shareholders in payment of distributions declared	349,824	8,944,486	7,631	178,793
Shares redeemed	(961,453)	(23,373,509)	(1,193,084)	(26,617,925)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	603,642	$15,871,195	(333,852)	$(5,764,764)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	18,996,363	$498,531,312	(2,777,178)	$(31,095,923)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from capital loss carryforwards and open wash sale deferrals from funds acquired in a merger.
For the year ended July 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$1,669,052	$(1,669,052)
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$93,648,243	$3,290,329
Long-term capital gains	$86,792,815	$—

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
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As of July 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized depreciation	$(11,458,273)
Undistributed long-term capital gains	$37,601,108
Capital loss carryforwards	$(492,575)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At July 31, 2022, the cost of investments for federal tax purposes was $1,267,892,479. The net unrealized depreciation of investments for federal tax purposes was $11,458,273. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $141,862,189 and net unrealized depreciation from investments for those securities having an excess of cost over value of $153,320,462.
As of July 31, 2022, the Fund had a capital loss carryforward of $492,575 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$492,575	$—	$492,575
The Fund used capital loss carryforwards of $1,891,903 to offset capital gains realized during the year ended July 31, 2022.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2022, the Adviser voluntarily waived $775,976 of its fee and voluntarily reimbursed $1,111,701 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2022, the Adviser reimbursed $31,950.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$226,844
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2022, FSC retained $32,849 of fees paid by the Fund. For the year ended July 31, 2022, Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2022, FSC retained $8,334 in sales charges from the sale of Class A Shares. FSC also retained $3,360 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2022, FSSC received $3,629 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2022, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 2.00%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2023; or (b) the date of the Fund’s next effective Prospectus. Prior to October 1, 2022, the Fee Limit for the Class C Shares was 1.98%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2022, were as follows:
Purchases	$1,703,938,567
Sales	$1,523,741,202
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7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2022, the Fund had no outstanding loans. During the year ended July 31, 2022, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2022, there were no outstanding loans. During the year ended July 31, 2022, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and
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consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2022, 11.04% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2022, 10.58% qualify for the dividend received deduction available to corporate shareholders.
For the year ended July 31, 2022, the amount of long-term capital gains designated by the Fund was $86,792,815.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Core Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$891.20	$5.30
Class C Shares	$1,000	$887.30	$9.27
Institutional Shares	$1,000	$892.30	$4.13
Class R6 Shares	$1,000	$892.30	$4.08
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.19	$5.66
Class C Shares	$1,000	$1,014.98	$9.89
Institutional Shares	$1,000	$1,020.43	$4.41
Class R6 Shares	$1,000	$1,020.48	$4.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.98%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company; President
of some of the Funds in the Federated Hermes Fund Family and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT Small Cap Core Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2021, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an
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unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term
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investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the
Annual Shareholder Report
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Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
Annual Shareholder Report
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Small Cap Core Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Small Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R817
CUSIP 31421R791
CUSIP 31421R783
CUSIP 31421R627
37328 (9/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2022

Share Class | Ticker	A | QASGX	C | QCSGX
	Institutional | QISGX	R6 | QLSGX

Federated Hermes MDT Small Cap Growth Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2021 through July 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2022, was -18.45% for Class A Shares, -19.14% for Class C Shares, -18.29% for Institutional Shares and -18.24% for Class R6 Shares. The total return for the Russell 2000® Growth Index (R2000G),1 the Fund’s broad-based securities market index, was -23.18% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was -22.45% during the same period. The Fund’s and MSGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R2000G during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000G.
MARKET OVERVIEW
During the reporting period, the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022) and inflation rose steadily to levels not seen in the last 40 years. Each challenge first turned a positive market negative, then the market, after dropping, became accustomed to the news and resumed climbing until the next challenge arrived. It was a very volatile marketplace which, by the end of the reporting period, favored large-cap stocks over small-cap stocks.3 The mega-cap Russell Top 200 Index4 returned -5.80%, the Russell Midcap Index5 returned -9.83% and the small-cap Russell 2000 Index6 returned -14.29%; and the whole-market Russell 3000 Index (R3000)7 returned -7.35%. As often happens, during most of the market downdrafts, value was favored over growth: the Russell 3000 Value Index (R3000V)8 returned -1.65% during the reporting period while the Russell 3000 Growth Index (R3000G)9 returned -12.65%.
The reporting period did close on a more favorable note, with the R3000 returning 9.38% in July 2022, making it the most positive month of the period for that index. It was also the most positive month for each of its standard core, value and growth subindexes, except the Russell Top 200 Value Index,10 which performed slightly better in December 2021 than July 2022 (+6.32% and +5.63%, respectively). July 2022 was also the most favorable month for growth versus value, with the R3000G returning 11.95% and the R3000V returning 6.81%, a growth advantage of 5.14%.
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The best performing sectors in the R2000G during the reporting period were Energy (+47.64%), Utilities (-2.01%) and Industrials (-5.34%). Underperforming sectors during the same period included Communication Services (-39.72%), Health Care (-36.29%) and Consumer Discretionary (-29.12%).
STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary drivers of outperformance during the reporting period were the underweight of stocks that needed significant external financing and had prices not near their 52-week highs, and the overweight of younger companies with neutral to high analyst conviction. The largest offset to that performance came from weak stock selection among stocks with negative cash flow and prices not near their 52-week highs. The Fund’s sector exposures remained close to R2000G weights at the end of the fiscal year. Strong stock selection in the Health Care, Industrials, Communication Services and Real Estate sectors contributed the most to Fund outperformance. Unfavorable stock selection in the Consumer Discretionary sector provided the most significant offset.
Individual stocks enhancing the Fund’s performance during the reporting period included Vocera Communications, Inc., Boise Cascade Co. and Deciphera Pharmaceuticals, Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included Stitch Fix, Inc. (Class A), Apellis Pharmaceuticals, Inc. and 3D Systems Corporation.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the R2000G.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group.
3
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
4
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the total market capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
5
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
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6
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
8
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
9
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
10
The Russell Top 200® Value Index measures the performance of the especially large-cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200® Index companies with value characteristics as defined by Russell’s leading style methodology.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Growth Fund (the “Fund”) from July 31, 2012 to July 31, 2022, compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2022

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-22.93%	6.14%	11.55%
Class C Shares	-19.72%	6.51%	11.50%
Institutional Shares	-18.29%	7.61%	12.45%
Class R6 Shares[4]	-18.24%	7.62%	12.42%
R2000G	-23.18%	6.87%	10.66%
MSGFA	-22.45%	9.71%	11.52%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000G and MSGFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R2000G measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	23.0%
Information Technology	21.4%
Industrials	16.7%
Consumer Discretionary	11.4%
Financials	6.9%
Energy	5.9%
Real Estate	3.6%
Materials	3.1%
Consumer Staples	3.1%
Communication Services	2.5%
Utilities	0.4%
Securities Lending Collateral[2]	3.7%
Cash Equivalents[3]	1.3%
Other Assets and Liabilities—Net[4]	(3.0)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2022
Shares			Value
		COMMON STOCKS— 98.0%
		Communication Services— 2.5%
83,478	[1]	Bandwidth, Inc.	$ 1,388,239
179,030	[1]	EverQuote, Inc.	1,870,864
123,217	[1]	GOGO, Inc.	2,139,047
520,129	[1]	iHeartMedia, Inc.	3,890,565
9,200	[1]	Ooma, Inc.	109,756
247,232	[1]	Yelp, Inc.	7,580,133
		TOTAL	16,978,604
		Consumer Discretionary— 11.4%
374,809	[1]	1-800-FLOWERS.COM, Inc.	3,736,846
22,594	[1]	Abercrombie & Fitch Co., Class A	402,399
909,247	[2]	American Eagle Outfitters, Inc.	10,947,334
386,128	[1,2]	Bed Bath & Beyond, Inc.	1,942,224
16,216	[1]	BJ’s Restaurants, Inc.	380,590
2,424		Bluegreen Vacations Holding Corp.	63,703
31,811	[1]	Brinker International, Inc.	882,755
422,445	[1]	Chegg, Inc.	8,998,078
108,150	[1]	Citi Trends, Inc.	2,658,327
81,071	[1]	GAN, Ltd.	295,098
31,184	[1]	Golden Entertainment, Inc.	1,368,042
60,344	[1]	GoPro, Inc.	383,788
258,413	[1,2]	Groupon, Inc.	2,739,178
239,605	[1,2]	GrowGeneration Corp.	1,162,084
4,364	[1]	iRobot Corp.	200,788
208,820	[1,2]	Kirkland’s, Inc.	649,430
23,092		Murphy USA, Inc.	6,566,441
12,656	[1]	Neogames S.A.	193,510
1,004,664	[1,2]	Purple Innovation, Inc.	3,506,277
102,124	[1,2]	Red Robin Gourmet Burgers	892,564
16,867		Red Rock Resorts, Inc.	663,379
154,299	[1]	Revolve Group, Inc.	4,369,748
17,966	[1]	SeaWorld Entertainment, Inc.	857,517
42,603		Shutterstock, Inc.	2,407,069
63,383	[1]	Sleep Number Corp.	2,856,038
1,048,047	[1]	Stitch Fix, Inc.	6,256,841
149,031	[1,2]	Target Hospitality Corp.	2,049,176
302,895	[1,2]	Workhorse Group, Inc.	990,467
1,154,462	[1]	WW International, Inc.	7,665,628
		TOTAL	76,085,319
		Consumer Staples— 3.1%
16,891		Calavo Growers, Inc.	680,707
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
4,219		Cal-Maine Foods, Inc.	$ 215,633
27,656	[1]	Chefs Warehouse, Inc.	957,174
9,666		Coca-Cola Bottling Co.	4,958,658
42,957	[1]	Herbalife Ltd.	1,048,580
1,784		MGP Ingredients, Inc.	187,641
38,389	[1]	Sprouts Farmers Market, Inc.	1,061,072
146,566	[1]	The Duckhorn Portfolio, Inc.	2,688,021
21,565	[1]	The Simply Good Foods Co.	703,450
19,457		Turning Point Brands, Inc.	466,968
5,320	[1]	USANA Health Sciences, Inc.	370,379
467,287		Vector Group Ltd.	5,205,577
190,036	[1]	Vital Farms, Inc.	2,242,425
		TOTAL	20,786,285
		Energy— 5.9%
3,839	[2]	Arch Resources, Inc.	495,768
52,614		Brigham Minerals, Inc.	1,396,902
90,168		Cactus, Inc.	3,750,087
47,059		Championx Corp.	983,063
31,974		Chord Energy Corp.	4,100,346
63,385	[1]	Comstock Resources, Inc.	1,009,723
42,049	[1]	CONSOL Energy, Inc.	2,578,445
28,027		CVR Energy, Inc.	940,026
81,536		Delek US Holdings, Inc.	2,173,750
310,339	[1]	Kosmos Energy Ltd.	1,967,549
201,032		Magnolia Oil & Gas Corp.	4,850,902
9,558		Matador Resources Co.	552,261
21,946	[1]	Nextier Oilfield Solutions, Inc.	218,802
159,854	[1]	Oceaneering International, Inc.	1,697,650
41,964	[1]	PBF Energy, Inc.	1,399,499
67,328		RPC, Inc.	549,396
30,357		SM Energy Co.	1,253,137
429,861	[1]	Talos Energy, Inc.	8,145,866
60,841	[1]	US Silica Holdings, Inc.	841,431
30,711	[1]	Weatherford International PLC	710,345
		TOTAL	39,614,948
		Financials— 6.9%
24,541		CNB Financial Corp.	633,158
78,882	[1]	Customers Bancorp, Inc.	3,012,504
45,552	[1]	Donnelley Financial Solutions, Inc.	1,548,313
16,415		Eastern Bankshares, Inc.	334,866
147,670	[1]	eHealth, Inc.	1,092,758
328,260	[1]	Green Dot Corp.	9,224,106
36,685		Guaranty Bancshares, Inc.	1,370,918
31,393		Houlihan Lokey, Inc.	2,654,592
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Financials— continued
5,093		Kinsale Capital Group, Inc.	$ 1,238,669
27,481	[1]	LendingClub Corp.	380,612
103,128	[1]	LendingTree, Inc.	4,700,574
89,652	[2]	Live Oak Bancshares, Inc.	3,374,501
123,268		Moelis & Co.	5,741,823
10,237		National Bank Holdings Corp.	426,064
453,231	[1]	Open Lending	4,695,473
11,502		Origin Bancorp, Inc.	495,391
188,699	[1]	PROG Holdings, Inc.	3,475,836
24,636		Sculptor Capital Management, Inc.	241,679
719,397	[1]	SelectQuote, Inc.	1,323,690
5,379		ServisFirst Bancshares, Inc.	459,636
		TOTAL	46,425,163
		Health Care— 23.0%
962,850	[1,2]	Akebia Therapeutics, Inc.	376,474
800,008	[1]	Alector, Inc.	8,176,082
847,395	[1,2]	Allakos, Inc.	2,737,086
213,310	[1,2]	Alx Oncology Holdings, Inc.	2,064,841
40,062	[1]	AMN Healthcare Services, Inc.	4,504,571
27,641	[1]	Amphastar Pharmaceuticals, Inc.	1,033,497
362,368	[1,2]	Assembly Biosciences, Inc.	750,102
1,611,548	[1]	Atea Pharmaceuticals, Inc.	13,214,694
896,426	[1]	Berkeley Lights, Inc.	4,024,953
414,345	[1]	Cardiovascular Systems, Inc.	6,385,056
14,156	[1]	CareDx, Inc.	336,771
148,996	[1,2]	Cassava Sciences, Inc.	2,433,105
48,932	[1,2]	Co-Diagnostics, Inc.	320,994
598,842	[1]	Community Health Systems, Inc.	1,784,549
276,885	[1,2]	Cortexyme, Inc.	539,926
20,753	[1]	Cross Country Healthcare, Inc.	547,049
259,314	[1]	Deciphera Pharmaceuticals, Inc.	3,290,695
26,448	[1,2]	DermTech, Inc.	216,874
73,633	[1]	Eagle Pharmaceuticals, Inc.	2,923,230
79,051	[1]	Evolent Health, Inc.	2,686,943
57,282	[1]	FibroGen, Inc.	720,608
4,795	[1]	Halozyme Therapeutics, Inc.	234,476
130,842	[1]	Harpoon Therapeutics, Inc.	255,142
18,873	[1]	Heska Corp.	1,726,691
386,560	[1]	Immunovant, Inc.	1,592,627
212,035	[1,2]	Innovage Holding Corp.	943,556
296,972	[1]	Inogen, Inc.	8,261,761
102,921	[1]	Kodiak Sciences, Inc.	1,024,064
191,622	[1]	Kronos Bio, Inc.	804,812
109,242	[1]	Lantheus Holdings, Inc.	8,381,046
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
498,294	[1]	MacroGenics, Inc.	$ 1,559,660
45,557	[1]	MeiraGTx Holdings PLC	377,212
1,426,111	[1]	MiMedx Group, Inc.	4,877,300
152,584	[1]	NanoString Technologies, Inc.	1,953,075
18,051	[1,2]	Neogen Corp.	417,520
966,536	[1]	NeoGenomics, Inc.	9,781,344
366,956	[1]	Nevro Corp.	15,907,543
374,788	[1]	NextCure, Inc.	1,611,588
384,977	[1]	Ocular Therapeutix, Inc.	1,724,697
125,166	[1,2]	Ontrak, Inc.	81,358
29,218	[1]	OptimizeRX Corp	656,528
905,941	[1]	Organogenesis Holdings, Inc.	5,200,101
34,780	[1]	Orthofix Medical, Inc.	892,107
15,702	[1]	Pediatrix Medical Group	355,807
25,833	[1]	PetIQ, Inc.	423,661
172,370	[1]	Pliant Therapeutics, Inc.	2,994,067
196,656	[1]	Precision Biosciences, Inc.	289,084
13,526	[1]	PTC Therapeutics, Inc.	589,057
189,865	[1]	Puma Biotechnology, Inc.	556,304
212,614	[1]	Sangamo BioSciences, Inc.	912,114
790,156	[1]	Seres Therapeutics, Inc.	3,247,541
40,961	[1]	SI-BONE, Inc.	550,516
45,037	[1]	Stoke Therapeutics, Inc.	666,097
234,008	[1,2]	Syros Pharmaceuticals, Inc.	183,696
229,624	[1,2]	Tabula Rasa HealthCare, Inc.	1,021,827
81,885	[1]	Tactile Systems Technology, Inc.	634,609
814,791	[1]	Tg Therapeutics, Inc.	4,880,598
78,171	[1]	The Joint Corp.	1,336,724
117,928	[1]	Vanda Pharmaceuticals, Inc.	1,271,264
206,420	[1]	Varex Imaging Corp.	4,601,102
313,875	[1]	Voyager Therapeutics, Inc.	2,102,963
		TOTAL	153,949,339
		Industrials— 16.7%
83,533	[1]	ACV Auctions, Inc.	617,309
48,837		Apogee Enterprises, Inc.	2,032,107
41,718	[1]	ASGN, Inc.	4,328,660
92,878	[1]	Atkore, Inc.	9,219,999
139,115		Boise Cascade Co.	9,836,822
15,322	[1]	Cimpress PLC	615,791
16,122	[1]	CIRCOR International, Inc.	280,684
31,264		Emcor Group, Inc.	3,638,192
6,001	[1]	Evoqua Water Technologies Corp.	228,698
108,824	[1]	Franklin Covey Co.	5,694,760
113,114	[1]	Gibraltar Industries, Inc.	5,292,604
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
95,053	[1]	GMS, Inc.	$ 5,044,463
521,210	[1]	Harsco Corp.	2,507,020
43,137		Healthcare Services Group, Inc.	618,585
108,685		Heidrick & Struggles International, Inc.	3,384,451
60,391		KBR, Inc.	3,214,613
35,337		KForce Com, Inc.	2,326,941
196,159	[1]	Mistras Group, Inc.	1,210,301
313,006	[1]	MRC Global, Inc.	3,637,130
16,091		Mueller Water Products, Inc.	209,505
58,981	[1]	MYR Group, Inc.	5,616,761
286,554		Pitney Bowes, Inc.	937,031
116,585	[1]	Proto Labs, Inc.	5,699,841
46,502		REV Group, Inc.	541,283
28,110	[1]	Saia, Inc.	6,685,963
28,082		Tennant Co.	1,882,336
259,643		Terex Corp.	8,700,637
200,031		The Shyft Group, Inc.	5,188,804
27,871	[1]	TriNet Group, Inc.	2,299,357
18,256		Universal Truckload Services, Inc.	548,593
31,421		Watts Industries, Inc., Class A	4,340,183
42,819	[1]	Willscot Corp.	1,653,242
115,455		Zurn Elkay Water Solutions Corp.	3,342,422
		TOTAL	111,375,088
		Information Technology— 21.4%
762,123	[1]	8x8, Inc.	3,726,781
523,642	[1]	Avaya Holdings Corp.	470,545
36,553	[1]	Axcelis Technologies, Inc.	2,570,773
116,807	[1]	Benefitfocus, Inc.	989,355
11,457	[1]	Box, Inc.	325,837
982,193	[1]	Brightcove, Inc.	5,844,048
250,212	[1]	Cambium Networks Corp.	4,716,496
233,969	[1]	Cerence, Inc.	6,590,907
67,332	[1]	Ceva, Inc.	2,506,770
258,956	[1]	ChannelAdvisor Corp.	3,817,011
84,532	[1,2]	Coda Octopus Group, Inc.	419,279
46,572	[1]	Cohu, Inc.	1,331,028
139,997	[1]	CommScope Holdings Co., Inc.	1,264,173
139,716	[1]	Commvault Systems, Inc.	7,836,670
425,374	[1]	Diebold Nixdorf, Inc.	1,373,958
30,907	[1]	Diodes, Inc.	2,514,903
275,252	[1]	Duck Creek Technologies LLC	3,798,478
98,380	[1]	EMCORE Corp.	314,816
54,583	[1]	Everbridge, Inc.	1,372,217
21,248	[1]	Evo Payments, Inc.	580,920
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
105,982	[1]	Exlservice Holding, Inc.	$ 17,844,189
160,867	[1]	Faro Technologies, Inc.	5,231,395
162,500	[1]	Itron, Inc.	9,490,000
22,523		Kulicke & Soffa Industries	1,083,807
16,257	[1]	LivePerson, Inc.	221,745
101,823	[1]	MA-COM Technology Solutions Holdings, Inc.	5,899,625
150,243	[1]	MaxLinear, Inc.	6,071,320
236,920	[1]	Mitek Systems, Inc.	2,577,690
173,174	[1]	Momentive Global, Inc.	1,497,955
518,495	[1]	ON24, Inc.	4,982,737
46,496	[1]	OneSpan, Inc.	514,711
14,531	[1]	Q2 Holdings, Inc.	637,911
47,800	[1]	Qualys, Inc.	5,846,896
149,017	[1]	Rimini Street, Inc.	1,046,099
142,210	[1]	Secureworks Corp.	1,412,145
109,827	[1]	Semtech Corp.	6,845,517
62,540	[1]	SMART Global Holdings, Inc.	1,227,035
25,523	[1]	SPS Commerce, Inc.	3,056,634
68,013	[1]	StoneCo Ltd.	651,565
8,511	[1]	Synaptics, Inc.	1,233,669
672,282	[1]	Telos Corp.	5,337,919
416,602	[1]	Upland Software, Inc.	4,715,935
552,740	[1]	Velodyne Lidar, Inc.	580,377
42,176	[1]	Verra Mobility Corp.	695,482
462,726	[1]	Yext, Inc.	2,026,740
		TOTAL	143,094,063
		Materials— 3.1%
6,744		Alpha Metallurgical Resources, Inc.	922,309
75,032	[1]	ATI, Inc.	1,867,546
25,653		Avient Corp.	1,106,927
193,419	[1]	Century Aluminum Co.	1,526,076
62,072	[1]	Coeur Mining, Inc.	199,251
17,312		Compass Minerals International, Inc.	644,526
42,477		Greif, Inc., Class A	2,999,726
40,774		Koppers Holdings, Inc.	959,820
85,837		Kronos Worldwide, Inc.	1,508,156
27,253		Myers Industries, Inc.	663,066
181,543	[1]	O-I Glass, Inc.	2,670,498
19,086		Orion Engineered Carbons S.A.	329,997
86,100	[1,3]	Rentech, Inc.	0
103,128		Ryerson Holding Corp.	2,825,707
5,764		Schnitzer Steel Industries, Inc., Class A	204,968
79,223		Warrior Met Coal, Inc.	2,529,590
		TOTAL	20,958,163
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS— continued
		Real Estate— 3.6%
226,912	[1]	Cushman & Wakefield PLC	$ 3,812,122
8,018		Innovative Industrial Properties, Inc.	773,015
67,949		Marcus & Millichap Co., Inc.	2,780,473
95,733		NexPoint Residential Trust, Inc.	6,370,074
165,369		Outfront Media, Inc.	3,052,712
149,676	[1,2]	Redfin Corp.	1,302,181
194,694		RMR Group, Inc./The	5,628,603
		TOTAL	23,719,180
		Utilities— 0.4%
41,587		Otter Tail Corp.	2,922,318
		TOTAL COMMON STOCKS (IDENTIFIED COST $677,877,941)	655,908,470
		INVESTMENT COMPANIES— 5.0%
25,008,151		Federated Hermes Government Obligations Fund, Premier Shares, 1.82%[4]	25,008,151
8,516,112		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.84%[4]	8,511,854
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $33,519,156)	33,520,005
		TOTAL INVESTMENT IN SECURITIES—103.0% (IDENTIFIED COST $711,397,097)[5]	689,428,475
		OTHER ASSETS AND LIABILITIES - NET—(3.0)%[6]	(20,374,640)
		TOTAL NET ASSETS—100%	$669,053,835
Annual Shareholder Report
13

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2022, were as follows:
Affiliated	Value as of 7/31/2021	Purchases at Cost*	Proceeds from Sales*
Health Care:
Alector, Inc.	$904,990	$13,178,535	$(1,196,896)
Amphastar Pharmaceuticals, Inc.	$708,068	$257,579	$(426,000)
Seres Therapeutics, Inc.	$—	$8,574,525	$(1,751,228)
Information Technology:
Brightcove, Inc.	$2,048,152	$7,774,367	$(568,780)
Affiliated issuers no longer in the portfolio at period end	$27,282,937	$825,866	$(21,745,328)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$30,944,147	$30,610,872	$(25,688,232)
Annual Shareholder Report
14

Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 7/31/2022	Shares Held as of 7/31/2022	Dividend Income*

$(2,881,900)	$(1,828,647)	$8,176,082	800,008	$—
$450,915	$42,935	$1,033,497	27,641	$—
$(1,697,165)	$(1,878,591)	$3,247,541	790,156	$—

$(2,955,713)	$(453,978)	$5,844,048	982,193	$—
$(5,253,223)	$(1,110,252)	$—	—	$28,102
$(12,337,086)	$(5,228,533)	$18,301,168	2,599,998	$28,102

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
Annual Shareholder Report
15

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 7/31/2021	$6,436,827	$16,730,982	$23,167,809
Purchases at Cost	$171,985,107	$257,737,619	$429,722,726
Proceeds from Sales	$(153,413,783)	$(265,941,424)	$(419,355,207)
Change in Unrealized Appreciation/ Depreciation	N/A	$849	$849
Net Realized Gain/(Loss)	N/A	$(16,172)	$(16,172)
Value as of 7/31/2022	$25,008,151	$8,511,854	$33,520,005
Shares Held as of 7/31/2022	25,008,151	8,516,112	33,524,263
Dividend Income	$32,091	$58,532	$90,623
Gain Distributions Received	$—	$3,021	$3,021

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $721,970,975.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
16

The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$641,930,719	$—	$0	$641,930,719
International	13,977,751	—	—	13,977,751
Investment Companies	33,520,005	—	—	33,520,005
TOTAL SECURITIES	$689,428,475	$—	$0	$689,428,475
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.76	$23.89	$23.30	$25.67	$21.89
Income From Investment Operations:
Net investment income (loss)	(0.04)	(0.15)[1]	(0.07)[1]	(0.08)[1]	(0.11)[1]
Net realized and unrealized gain (loss)	(4.34)	10.16	0.66	(0.84)	5.09
Total From Investment Operations	(4.38)	10.01	0.59	(0.92)	4.98
Less Distributions:
Distributions from net realized gain	(8.58)	(0.14)	—	(1.45)	(1.20)
Net Asset Value, End of Period	$20.80	$33.76	$23.89	$23.30	$25.67
Total Return[2]	(18.45)%	42.03%	2.53%	(2.83)%	23.50%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.13%	1.13%	1.14%
Net investment income (loss)	(0.16)%	(0.50)%	(0.32)%	(0.36)%	(0.48)%
Expense waiver/reimbursement[4]	0.21%	0.23%	0.30%	0.29%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$88,900	$129,226	$92,389	$82,170	$82,953
Portfolio turnover[5]	140%	163%	227%	142%	129%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.99	$20.69	$20.32	$22.77	$19.69
Income From Investment Operations:
Net investment income (loss)	(0.21)	(0.33)[1]	(0.21)[1]	(0.23)[1]	(0.26)[1]
Net realized and unrealized gain (loss)	(3.45)	8.77	0.58	(0.77)	4.54
Total From Investment Operations	(3.66)	8.44	0.37	(1.00)	4.28
Less Distributions:
Distributions from net realized gain	(8.58)	(0.14)	—	(1.45)	(1.20)
Net Asset Value, End of Period	$16.75	$28.99	$20.69	$20.32	$22.77
Total Return[2]	(19.14)%	40.93%	1.82%	(3.58)%	22.54%
Ratios to Average Net Assets:
Net expenses[3]	1.96%	1.88%	1.88%	1.88%	1.89%
Net investment income (loss)	(0.99)%	(1.25)%	(1.07)%	(1.12)%	(1.23)%
Expense waiver/reimbursement[4]	0.12%	0.15%	0.20%	0.29%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,373	$28,084	$17,481	$22,639	$18,008
Portfolio turnover[5]	140%	163%	227%	142%	129%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.50	$25.05	$24.37	$26.71	$22.67
Income From Investment Operations:
Net investment income (loss)	0.02	(0.08)[1]	(0.02)[1]	(0.02)[1]	(0.06)[1]
Net realized and unrealized gain (loss)	(4.67)	10.67	0.70	(0.87)	5.30
Total From Investment Operations	(4.65)	10.59	0.68	(0.89)	5.24
Less Distributions:
Distributions from net realized gain	(8.58)	(0.14)	—	(1.45)	(1.20)
Net Asset Value, End of Period	$22.27	$35.50	$25.05	$24.37	$26.71
Total Return[2]	(18.29)%	42.40%	2.79%	(2.60)%	23.85%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.89%
Net investment income (loss)	0.08%	(0.25)%	(0.07)%	(0.10)%	(0.25)%
Expense waiver/reimbursement[4]	0.18%	0.16%	0.19%	0.25%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$304,721	$428,578	$354,204	$455,597	$364,248
Portfolio turnover[5]	140%	163%	227%	142%	129%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.51	$25.06	$24.36	$26.70	$22.67
Income From Investment Operations:
Net investment income (loss)	0.02	(0.08)[1]	(0.02)[1]	(0.02)[1]	(0.06)[1]
Net realized and unrealized gain (loss)	(4.66)	10.67	0.72	(0.87)	5.29
Total From Investment Operations	(4.64)	10.59	0.70	(0.89)	5.23
Less Distributions:
Distributions from net realized gain	(8.58)	(0.14)	—	(1.45)	(1.20)
Net Asset Value, End of Period	$22.29	$35.51	$25.06	$24.36	$26.70
Total Return[2]	(18.24)%	42.38%	2.87%	(2.60)%	23.81%
Ratios to Average Net Assets:
Net expenses[3]	0.87%	0.87%	0.87%	0.87%	0.88%
Net investment income (loss)	0.10%	(0.24)%	(0.07)%	(0.07)%	(0.24)%
Expense waiver/reimbursement[4]	0.09%	0.09%	0.09%	0.15%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$256,060	$309,117	$283,103	$333,059	$89,307
Portfolio turnover[5]	140%	163%	227%	142%	129%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
July 31, 2022

Assets:
Investment in securities, at value including $23,415,015 of securities loaned and $33,520,005 of investments in affiliated holdings and $18,301,168 of investments in affiliated companies* (identified cost $711,397,097)	$689,428,475
Income receivable	83,987
Income receivable from affiliated holdings	18,327
Receivable for investments sold	8,161,536
Receivable for shares sold	903,190
Total Assets	698,595,515
Liabilities:
Payable for investments purchased	3,253,758
Payable for shares redeemed	893,620
Payable for collateral due to broker for securities lending (Note 2)	25,008,151
Payable for investment adviser fee (Note 5)	36,746
Payable for administrative fee (Note 5)	4,296
Payable for Directors’/Trustees’ fees (Note 5)	142
Payable for distribution services fee (Note 5)	11,665
Payable for other service fees (Notes 2 and 5)	52,132
Accrued expenses (Note 5)	281,170
Total Liabilities	29,541,680
Net assets for 30,600,456 shares outstanding	$669,053,835
Net Assets Consist of:
Paid-in capital	$683,584,552
Total distributable earnings (loss)	(14,530,717)
Total Net Assets	$669,053,835
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($88,900,087 ÷ 4,274,910 shares outstanding), no par value, unlimited shares authorized	$20.80
Offering price per share (100/94.50 of $20.80)	$22.01
Redemption proceeds per share	$20.80
Class C Shares:
Net asset value per share ($19,372,870 ÷ 1,156,652 shares outstanding), no par value, unlimited shares authorized	$16.75
Offering price per share	$16.75
Redemption proceeds per share (99.00/100 of $16.75)	$16.58
Institutional Shares:
Net asset value per share ($304,720,682 ÷ 13,680,711 shares outstanding), no par value, unlimited shares authorized	$22.27
Offering price per share	$22.27
Redemption proceeds per share	$22.27
Class R6 Shares:
Net asset value per share ($256,060,196 ÷ 11,488,183 shares outstanding), no par value, unlimited shares authorized	$22.29
Offering price per share	$22.29
Redemption proceeds per share	$22.29

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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23

Statement of Operations
Year Ended July 31, 2022

Investment Income:
Dividends (including $68,447 received from affiliated companies and holdings* and net of foreign taxes withheld of $5,022)	$7,808,432
Net income on securities loaned (includes $50,278 earned from affiliated holdings related to cash collateral balances*) (Note 2)	100,237
TOTAL INCOME	7,908,669
Expenses:
Investment adviser fee (Note 5)	6,531,084
Administrative fee (Note 5)	640,506
Custodian fees	65,157
Transfer agent fees (Note 2)	823,552
Directors’/Trustees’ fees (Note 5)	6,421
Auditing fees	26,300
Legal fees	7,423
Portfolio accounting fees	155,534
Distribution services fee (Note 5)	185,749
Other service fees (Notes 2 and 5)	346,869
Share registration costs	83,051
Printing and postage	78,192
Miscellaneous (Note 5)	37,782
TOTAL EXPENSES	8,987,620
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(714,815)
Reimbursement of other operating expenses (Notes 2 and 5)	(518,524)
TOTAL WAIVER AND REIMBURSEMENTS	(1,233,339)
Net expenses	7,754,281
Net investment income	154,388
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(5,244,705) on sales of investments in affiliated companies and holdings*)	28,021,893
Realized gain distribution from affiliated investment company shares*	3,021
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(12,336,237) of investments in affiliated companies and holdings*)	(181,648,487)
Net realized and unrealized gain (loss) on investments	(153,623,573)
Change in net assets resulting from operations	$(153,469,185)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended July 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$154,388	$(2,579,155)
Net realized gain (loss)	28,024,914	237,616,876
Net change in unrealized appreciation/depreciation	(181,648,487)	50,774,142
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(153,469,185)	285,811,863
Distributions to Shareholders:
Class A Shares	(32,079,796)	(548,250)
Class C Shares	(7,866,562)	(104,815)
Institutional Shares	(99,337,616)	(1,863,850)
Class R6 Shares	(72,484,125)	(1,369,095)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(211,768,099)	(3,886,010)
Share Transactions:
Proceeds from sale of shares	271,272,721	235,454,733
Net asset value of shares issued to shareholders in payment of distributions declared	192,640,426	3,462,937
Cost of shares redeemed	(324,627,058)	(373,015,518)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	139,286,089	(134,097,848)
Change in net assets	(225,951,195)	147,828,005
Net Assets:
Beginning of period	895,005,030	747,177,025
End of period	$669,053,835	$895,005,030
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
July 31, 2022
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”), and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
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that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,233,339 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$192,333	$(142,481)
Class C Shares	38,424	(9,057)
Institutional Shares	512,751	(366,986)
Class R6 Shares	80,044	—
TOTAL	$823,552	$(518,524)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$285,007
Class C Shares	61,862
TOTAL	$346,869
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2022, the Fund did not have a liability for any uncertain tax positions.
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The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below
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identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$23,415,015	$25,008,151
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	734,706	$19,688,546	998,380	$30,777,217
Shares issued to shareholders in payment of distributions declared	985,701	26,130,926	14,857	426,682
Shares redeemed	(1,273,380)	(32,473,563)	(1,052,585)	(32,379,214)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	447,027	$13,345,909	(39,348)	$(1,175,315)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	128,708	$2,774,689	443,130	$12,346,176
Shares issued to shareholders in payment of distributions declared	359,807	7,725,066	4,048	100,360
Shares redeemed	(300,582)	(6,470,668)	(323,452)	(8,035,514)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	187,933	$4,029,087	123,726	$4,411,022
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	Year Ended 7/31/2022		Year Ended 7/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,702,540	$156,084,766	3,584,938	$119,334,739
Shares issued to shareholders in payment of distributions declared	3,232,168	91,631,959	56,977	1,717,850
Shares redeemed	(7,327,971)	(197,657,381)	(5,706,924)	(181,239,928)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1,606,737	$50,059,344	(2,065,009)	$(60,187,339)
	Year Ended 7/31/2022		Year Ended 7/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,421,932	$92,724,720	2,252,100	$72,996,601
Shares issued to shareholders in payment of distributions declared	2,367,859	67,152,475	40,386	1,218,045
Shares redeemed	(3,005,937)	(88,025,446)	(4,884,633)	(151,360,862)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	2,783,854	$71,851,749	(2,592,147)	$(77,146,216)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	5,025,551	$139,286,089	(4,572,778)	$(134,097,848)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$132,977,030	$—
Long-term capital gains	$78,791,069	$3,886,010

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$267,237
Net unrealized depreciation	$(32,542,503)
Undistributed long-term capital gains	$17,744,549
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales and litigation payments.
At July 31, 2022, the cost of investments for federal tax purposes was $721,970,975. The net unrealized depreciation of investments for federal tax purposes was $32,542,503. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $76,131,619 and net unrealized depreciation from investments for those securities having an excess of cost over value of $108,674,122.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2022, the Adviser voluntarily waived $696,381 of its fee and voluntarily reimbursed $518,524 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2022, the Adviser reimbursed $18,434.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$185,749
For the year ended July 31, 2022, FSC retained $12,254 of fees paid by the Fund.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2022, FSC retained $5,921 in sales charges from the sale of Class A Shares. For the year ended July 31, 2022, FSC retained $705 in sales charges from the sale of Class C Shares.
Other Service Fees
For the year ended July 31, 2022, FSSC received $17,895 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2022, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 2.01%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2023; or (b) the date of the Fund’s next effective Prospectus. Prior to October 1, 2022, the Fee Limit for the Class C Shares was 1.98%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
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Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2022, were as follows:
Purchases	$1,108,550,274
Sales	$1,179,681,885
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2022, the Fund had no outstanding loans. During the year ended July 31, 2022, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2022, there were no outstanding loans. During the year ended July 31, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal
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course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2022, the amount of long-term capital gains designated by the Fund was $78,791,069.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2022, 2.99% qualify for the dividend received deduction available to corporate shareholders.
For the fiscal year ended July 31, 2022, 3.02% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$852.10	$5.19
Class C Shares	$1,000	$848.50	$9.03
Institutional Shares	$1,000	$852.90	$4.04
Class R6 Shares	$1,000	$853.00	$4.00
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.19	$5.66
Class C Shares	$1,000	$1,015.03	$9.84
Institutional Shares	$1,000	$1,020.43	$4.41
Class R6 Shares	$1,000	$1,020.48	$4.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.97%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company; President
of some of the Funds in the Federated Hermes Fund Family and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT Small Cap Growth Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the periods ended December 31, 2021, the Fund’s performance for the one-year period was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the three-year and five-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”).
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The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the
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Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the
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Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated
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Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Small Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Small Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R775
CUSIP 31421R767
CUSIP 31421R759
CUSIP 31421R619
37313 (9/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 – $138,900

Fiscal year ended 2021 - $149,400

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $2,808 respectively. Fiscal year ended 2021- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $63,165 and $43,494 respectively. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2022 - $200,135

Fiscal year ended 2021 - $60,979

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes MDT Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date September 23, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 23, 2022